                                                     Registration No. 33-63179
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                   TO FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                          ----------------------------


                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                              (Exact Name of Trust)

                          ----------------------------


                        NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43216
              (Exact Name and Address of Depositor and Registrant)

                               Gordon E. McCutchan
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                     (Name and address of Agent for Service)

                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box).

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its 24f-2 Notice for the fiscal year ended December 31, 1995, on February 15, 1996.

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                                     1 of 97

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                                    Caption in Prospectus
-----------                                    ---------------------

  1.......................................Nationwide Life Insurance Company
                                          The Variable Account
  2.......................................Nationwide Life Insurance Company
  3.......................................Custodian of Assets
  4.......................................Distribution of The Policies
  5.......................................The Variable Account
  6.......................................Not Applicable
  7.......................................Not Applicable
  8.......................................Not Applicable
  9.......................................Legal Proceedings
 10.......................................Information About The Policies; How
                                          The Cash Value Varies; Right to
                                          Exchange for a Fixed Benefit Policy;
                                          Reinstatement; Other Policy
                                          Provisions
 11.......................................Investments of The Variable
                                          Account
 12.......................................The Variable Account
 13.......................................Policy Charges
                                          Reinstatement
 14.......................................Underwriting and Issuance -
                                          Premium Payments
                                          Minimum Requirements for
                                          Issuance of a Policy
 15.......................................Investments of the Variable
                                          Account; Premium Payments
 16.......................................Underwriting and Issuance -
                                          Allocation of Cash Value
 17.......................................Surrendering The Policy for Cash
 18.......................................Reinvestment
 19.......................................Not Applicable
 20.......................................Not Applicable
 21.......................................Policy Loans
 22.......................................Not Applicable
 23.......................................Not Applicable
 24.......................................Not Applicable
 25.......................................Nationwide Life Insurance Company
 26.......................................Not Applicable
 27.......................................Nationwide Life Insurance Company
 28.......................................Company Management
 29.......................................Company Management
 30.......................................Not Applicable
 31.......................................Not Applicable
 32.......................................Not Applicable
 33.......................................Not Applicable
 34.......................................Not Applicable
 35.......................................Nationwide Life Insurance Company
 36.......................................Not Applicable
 37.......................................Not Applicable
 38.......................................Distribution of The Policies
 39.......................................Distribution of The Policies

N-8B-2 Item                               Caption in Prospectus
-----------                               ---------------------

40........................................Not Applicable
41(a).....................................Distribution of The Policies
42........................................Not Applicable
43........................................Not Applicable
44........................................How The Cash Value Varies
45........................................Not Applicable
46........................................How The Cash Value Varies
47........................................Not Applicable
48........................................Custodian of Assets
49........................................Not Applicable
50........................................Not Applicable
51........................................Summary of The Policies;
                                          Information About The Policies
52........................................Substitution of Securities
53........................................Taxation of The Company
54........................................Not Applicable
55........................................Not Applicable
56........................................Not Applicable
57........................................Not Applicable
58........................................Not Applicable
59........................................Financial Statements

                         SUPPLEMENT DATED MAY 1, 1997 TO
                        PROSPECTUS DATED JULY 1, 1996 FOR

    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. The Company hereby waives until further notice the monthly increase charge per $1000 as set forth at pages 8 and 22 of the Prospectus.

2. The section entitled Policy Charges located on pages 19 through 22 of the Prospectus is hereby amended with the addition of the following section:


         REDUCTION OF CHARGES

         The Policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, surrender charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

         Eligibility for and the amount of these reductions will be determined by a number of factors, including the number of Insureds, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insureds, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company is rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

3. The section entitled Policy Loans located on pages 25 and 26 in the Prospectus, (specifically the first two sentences of the first paragraph of the subsection entitled Interest), is hereby amended with the following replacement sentences:

         On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 10 and an annual effective rate of 6% during the 11th and subsequent policy years. The rate is guaranteed never to be lower than 5.1%.

                      SUPPLEMENT DATED DECEMBER 23, 1996 TO
                        PROSPECTUS DATED JULY 1, 1996 FOR

    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

      1. Effective December 23,1996, the underlying Mutual Fund Options located on page 1 of the Prospectus are hereby amended to include the following underlying Mutual Funds:

                  DREYFUS VARIABLE INVESTMENT FUND
                  -  Growth & Income Portfolio*

                  TCI PORTFOLIOS, INC. AN AFFILIATE OF TWENTIETH CENTURY COMPANIES, INC.***
                  -  TCI Value

                  VAN ECK WORLDWIDE INSURANCE TRUST (FORMERLY VAN ECK INVESTMENT TRUST)
                  -  Worldwide Emerging Markets Fund

                  WARBURG PINCUS TRUST
                  -  Post-Venture Capital Portfolio

                  *The Growth and Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds

      2. The expense table located on page 9 of the Prospectus is hereby amended to include the following information:

                                                                    ----------------- ------------- -----------------
                                                                      Management         Other           Total
                                                                         Fees           Expenses        Expenses
------------------------------------------------------------------- ----------------- ------------- -----------------
Dreyfus Variable Investment Fund - Growth & Income Portfolio.            0.75%           0.20%           0.95%
------------------------------------------------------------------- ----------------- ------------- -----------------
TCI Portfolios, Inc. - TCI Value                                         1.00%           0.00%           1.00%
------------------------------------------------------------------- ----------------- ------------- -----------------
Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets           1.00%           0.00%           1.00%
Fund
------------------------------------------------------------------- ----------------- ------------- -----------------
Warburg Pincus Trust - Post-Venture Capital Portfolio**                  0.65%           0.75%           1.40%
------------------------------------------------------------------- ----------------- ------------- -----------------

         **Absent the waiver of fees by the Portfolio's investment adviser and co-administrator, Management Fees for the Portfolio would equal 1.25%; other Expenses would equal .81%; and Total Portfolio Operating Expenses would equal 2.06%. Other Expenses for the Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1996, net of any fee waivers or expense reimbursements. The investment adviser has undertaken to limit the Portfolio's Total Portfolio Operating Expenses through December 31,1996.

         ***Effective January 1, 1997, Twentieth Century Companies, Inc. will change its name to American Century
         Companies, Inc. Also effective January 1, 1997, Twentieth Century Mutual Funds is changing its name to American
         Century(SM) Investments.

3. The section entitled The Variable Account located on pages 10 through 18 of the Prospectus is also amended to include the following information regarding the underlying Mutual Funds:

         DREYFUS VARIABLE INVESTMENT FUND

                  Dreyfus Variable Investment Fund (the "Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations August 31, 1990. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         GROWTH AND INCOME PORTFOLIO

         Investment Objective: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

         TCI PORTFOLIOS, INC., A MEMBER OF THE TWENTIETH CENTURY FAMILY OF MUTUAL FUNDS

                  TCI Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the Twentieth Century Family of Mutual Funds, which is changing its name to American Century(SM) Investments, effective January 1, 1997. TCI Portfolios, Inc. is managed by Investors Research Corporation, which is changing its name to American Century Investment Management, Inc., effective January 1, 1997.

         - TCI VALUE FUND

         Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

         VAN ECK WORLDWIDE INSURANCE TRUST (FORMERLY VAN ECK INVESTMENT TRUST)

                  Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "Business Trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Trust shares are offered only to separate accounts of various insurance companies to fund the benefits of variable insurance and annuity policies.
         The investment advisor and manager is Van Eck Associates Corporation.

         - WORLDWIDE EMERGING MARKETS FUND

         Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

         WARBURG PINCUS TRUST

                  The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Counsellors, Inc. ("Counsellors").

         - POST-VENTURE CAPITAL PORTFOLIO

         Investment Objective: The Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

4. The section entitled "TRANSFERS" located on page 17 of the Prospectus is hereby amended by adding the following information:

         Policies described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts (the underlying Mutual Funds) on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

         Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CASH SURRENDER VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or (2) the transfer or exchange instructions of individual policy owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

5. Effective October 17, 1996, Nationwide Financial Services, Inc. has changed its name to Nationwide Advisory Services,Inc. Accordingly, any and all references to Nationwide Financial Services, Inc. in this Prospectus are hereby amended to reflect this name change.

                        NATIONWIDE LIFE INSURANCE COMPANY

                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT-2

The Life Insurance Policies offered by this prospectus are last survivor variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on two named Insureds with a death benefit payable on the death of the last surviving insured. The Policies afford flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is surrendered during the lifetime of either Insured. Nationwide Life Insurance Company (the "Company") guarantees to keep the Policy in force if certain requirements defined within this prospectus are met. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-2 (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus are designed to meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code.

The Policy Owner may allocate Net Premiums and Cash Value to the Fixed Account and to one or more of the sub-accounts of the Variable Account. The assets of each sub-account will be used to purchase, at net asset value, shares of a designated underlying Mutual Fund in the following series of the underlying variable account Mutual Fund options:

DREYFUS:                                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   -Dreyfus Stock Index Fund                                  -Bond Fund
   -Dreyfus Socially Responsible Growth Fund                  -Global Securities Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:                    -Multiple Strategies Fund
   -High Income Portfolio*                                  STRONG SPECIAL FUND II, INC.
   -Equity-Income Portfolio                                   -Special Fund II
   -Growth Portfolio                                        STRONG VARIABLE INSURANCE FUNDS, INC.:
   -Overseas Portfolio                                        -International Stock Fund II
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:                 -Discovery Fund II, Inc.
   -Asset Manager Portfolio                                 TCI PORTFOLIOS, INC.:
   -Contrafund Portfolio                                      -TCI Growth
NATIONWIDE SEPARATE ACCOUNT TRUST:                         -TCI BALANCED
   -Capital Appreciation Fund                                 -TCI International
   -Money Market Fund                                       VAN ECK WORLDWIDE INSURANCE TRUST:
   -Government Bond Fund                                      -Gold and Natural Resources Fund
   -Total Return Fund                                         -Worldwide Bond Fund
   -Small Company Fund                                      VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
NEUBERGER & BERMAN ADVISERS MANAGEMENT                        -American Capital Real Estate Securities Fund
TRUST:                                                      WARBURG PINCUS TRUST
   -Limited Maturity Bond Portfolio                           -International Equity Portfolio
   -Growth Portfolio                                          -Small Company Growth Portfolio
   -Partners Portfolio

*The High Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.


The Company guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL

RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                  The date of this Prospectus is May 15, 1996.

                                GLOSSARY OF TERMS

ATTAINED AGE-The age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT-An accounting unit of measure used to calculate the Variable Account Cash Value.

AVERAGE ISSUE AGE-Arithmetic average of the ages of the two Insureds at Policy issuance.

BASIC COVERAGE-One of the two types of coverage of which the Specified Amount is comprised; the other type is Supplemental Coverage (see "Underwriting and Issuance").

BENEFICIARY-The person to whom the Death Proceeds are paid.

CASH SURRENDER VALUE-The Policy's Cash Value less Indebtedness and Surrender Charge, if any.

CASH VALUE-The sum of the associated values in the Variable Account, the Fixed Account and the Policy Loan Account.

CODE-The Internal Revenue Code of 1986, as amended.

COMPANY-Nationwide Life Insurance Company.

DEATH PROCEEDS-Amount of money payable to the Beneficiary if both Insureds die while the Policy is in force.

FIXED ACCOUNT-An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT-All assets of the Company other than those of the Variable Account or of other separate accounts that have been or may be established by the Company.

HOME OFFICE-The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS-Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM-The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSUREDS-The persons whose lives are covered by the Policy, and who are named on the Policy Data Page.

IRS-The Internal Revenue Service.

IRS GUIDELINE LEVEL PREMIUM-The amount of level annual premium, calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended, guaranteed mortality and expense charges, and an interest rate of 4%.

ISSUE AGE-For each Insured, the Issue Age is the Insured's age on his or her last birthday on or before the Policy Date.

LIFETIME DEATH BENEFIT GUARANTEE PREMIUM-The IRS Guideline Level Premium.

LIMITED DEATH BENEFIT GUARANTEE PERIOD-The period running from the Policy Date to the Policy Anniversary on or next following the younger Insured's 75th birthday.

LIMITED DEATH BENEFIT GUARANTEE PREMIUMS-The percentages as set forth in the charts located in the "Grace Period" section of this prospectus of the IRS Guideline Level Premium.

MATURITY DATE-The Policy Anniversary on or next following the younger Insured's 100th birthday.

MONTHLY ANNIVERSARY DAY-The same day as the Policy Date for each succeeding month.

MUTUAL FUNDS-The underlying mutual funds which correspond to the sub-accounts of the Variable Account.

NET AMOUNT AT RISK-The difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

NET ASSET VALUE-The worth of one share at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NET PREMIUMS-Net Premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY-The same day and month as the Policy Date for succeeding years.

POLICY CHARGES-All deductions made from the Cash Value.

POLICY DATE-The date the provisions of the Policy take effect, as shown on the Policy Data Page.

POLICY LOAN ACCOUNT-The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER-The person designated in the Policy application as the Owner. In the State of New York, the variable life insurance Policies offered by the Company are offered as "Certificates" for "Certificate Owners" under a group contract rather than individual Policies. The provisions of both these Certificates and the Policies are essentially the same and references to the provisions of Policies and rights of Policy Owners in this prospectus include Certificates and Certificate Owners.

POLICY YEAR-Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM-The Scheduled Premium is shown on the Policy Data Page.

SEC-The United States Securities and Exchange Commission.

SEC GUIDELINE LEVEL PREMIUM-The amount of level annual premium, calculated in accordance with the provisions of Rule 6e-3(T) under the Investment Company Act of 1940, guaranteed mortality and expense charges, and an interest rate of 5%.

SPECIFIED AMOUNT-A dollar amount used to determine the death benefit of the Policy. The Specified Amount is the sum of the Basic Coverage and any Supplemental Coverage. The Specified Amount is shown on the Policy Data Page. The minimum Specified Amount is $100,000.

SUPPLEMENTAL COVERAGE-One of two types of coverage of which the Specified Amount is comprised; the other type is Basic Coverage. Supplemental Coverage, if elected at issuance, can never exceed 90% of the Specified Amount (see "Underwriting and Issuance").

SURRENDER CHARGE-An amount deducted from the Cash Value if the Policy is surrendered.

VALUATION DATE-Each day both the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading such that the current net asset value of the Accumulation Units might be materially affected.

VALUATION PERIOD-A period commencing with the close of business on a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT-Nationwide VLI Separate Account-2, a separate investment account of Nationwide Life Insurance Company.



                                                      TABLE OF CONTENTS
GLOSSARY OF TERMS......................................................................................................3
SUMMARY OF THE POLICIES................................................................................................7
     Variable Life Insurance...........................................................................................7
     The Variable Account and its Sub-Accounts.........................................................................7
     The Fixed Account.................................................................................................7
     Deductions and Charges............................................................................................7
     Premiums.........................................................................................................10
     Death Benefit Guarantees.........................................................................................10
     -Lifetime Death Benefit Guarantee................................................................................10
     -Limited Death Benefit Guarantee.................................................................................10
NATIONWIDE LIFE INSURANCE COMPANY.....................................................................................10
THE VARIABLE ACCOUNT..................................................................................................11
     Investments of the Variable Account..............................................................................11
     Dreyfus..........................................................................................................12
     Fidelity Variable Insurance Products Fund........................................................................12
     Fidelity Variable Insurance Products Fund II.....................................................................13
     Nationwide Separate Account Trust................................................................................13
     Neuberger & Berman Advisers Management Trust.....................................................................13
     Oppenheimer Variable Account Funds...............................................................................15
     Strong Special Fund II, Inc......................................................................................15
     Strong Variable Insurance Products Funds, Inc....................................................................15
     TCI Portfolios, Inc., a member of the Twentieth Century Family of Mutual Funds...................................15
     Van Eck Worldwide Insurance Trust................................................................................16
     Van Kampen American Capital Life Investment Trust................................................................16
     Warburg Pincus Trust.............................................................................................17
     Reinvestment.....................................................................................................17
     Transfers........................................................................................................17
     Dollar Cost Averaging............................................................................................18
     Substitution of Securities.......................................................................................18
     Voting Rights....................................................................................................18
INFORMATION ABOUT THE POLICIES........................................................................................19
     Underwriting and Issuance........................................................................................19
     -Minimum Requirements for Issuance of a Policy...................................................................19
     -Premium Payments................................................................................................19
     Allocation of Cash Value.........................................................................................20
     Short-Term Right to Cancel Policy................................................................................20
POLICY CHARGES........................................................................................................20
     Deductions from Premiums.........................................................................................20
     Surrender Charges................................................................................................21
     Deductions from Cash Value.......................................................................................22
     -Monthly Cost of Insurance.......................................................................................22
     -Monthly Administrative Expense Charge...........................................................................23
     -Monthly Mortality Expense Risk Charge...........................................................................23
     -Increase Charge.................................................................................................23
HOW THE CASH VALUE VARIES.............................................................................................23
     How the Investment Experience is Determined......................................................................24
     Net Investment Factor............................................................................................24
     Valuation of Assets..............................................................................................24
     Determining the Cash Value.......................................................................................24
     Valuation Periods and Valuation Dates............................................................................25
SURRENDERING THE POLICY FOR CASH......................................................................................25
     Right to Surrender...............................................................................................25
     Cash Surrender Value.............................................................................................25
     Partial Surrenders...............................................................................................25
     Maturity Proceeds................................................................................................25
     Income Tax Withholding...........................................................................................26
POLICY LOANS..........................................................................................................26


     Taking a Policy Loan.............................................................................................26
     Effect on Investment Performance.................................................................................26
     Interest.........................................................................................................26
     Effect on Death Benefit and Cash Value...........................................................................27
     Repayment........................................................................................................27
HOW THE DEATH BENEFIT VARIES..........................................................................................27
     Calculation of the Death Benefit.................................................................................27
THE CASH VALUE ACCUMULATION TEST......................................................................................28
     Proceeds Payable on Death........................................................................................29
RIGHT OF CONVERSION...................................................................................................29
CHANGES OF INVESTMENT POLICY..........................................................................................29
GRACE PERIOD..........................................................................................................29
     -Without Death Benefit Guarantees................................................................................29
     -Lifetime Death Benefit Guarantee................................................................................29
     -Limited Death Benefit Guarantee.................................................................................30
REINSTATEMENT.........................................................................................................30
THE FIXED ACCOUNT OPTION..............................................................................................31
CHANGES IN EXISTING INSURANCE COVERAGE................................................................................31
     Specified Amount Increases.......................................................................................31
     Specified Amount Decreases.......................................................................................32
     Changes in the Death Benefit Option..............................................................................32
OTHER POLICY PROVISIONS...............................................................................................32
     Policy Owner.....................................................................................................32
     Beneficiary......................................................................................................32
     Assignment.......................................................................................................32
     Incontestability.................................................................................................32
     Error in Age or Sex..............................................................................................33
     Suicide..........................................................................................................33
     Nonparticipating Policies........................................................................................33
LEGAL CONSIDERATIONS..................................................................................................33
DISTRIBUTION OF THE POLICIES..........................................................................................33
CUSTODIAN OF ASSETS...................................................................................................33
TAX MATTERS...........................................................................................................33
     Policy Proceeds..................................................................................................33
     -Taxation of Policy Split Option Rider...........................................................................35
     -Estate and Generation Skipping Taxes............................................................................35
     -Taxation of the Policy..........................................................................................35
     - Description of Cash Value Accumulation Test and Guideline Premium/Cash Value Corridor Test.....................36
     Taxation of the Company..........................................................................................36
     Other Considerations.............................................................................................37
THE COMPANY...........................................................................................................37
COMPANY MANAGEMENT....................................................................................................37
     Directors of the Company.........................................................................................37
     Executive Officers of the Company................................................................................38
OTHER CONTRACTS ISSUED BY THE COMPANY.................................................................................39
STATE REGULATION......................................................................................................39
REPORTS TO POLICY OWNERS..............................................................................................39
ADVERTISING...........................................................................................................39
LEGAL PROCEEDINGS.....................................................................................................39
EXPERTS...............................................................................................................40
REGISTRATION STATEMENT................................................................................................40
LEGAL OPINIONS........................................................................................................40
APPENDIX..............................................................................................................41
FINANCIAL STATEMENTS..................................................................................................46
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED
IN THIS PROSPECTUS.



THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF AN UNDERLYING MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by Nationwide Life Insurance Company (the "Company") are offered on a "last survivor" basis. The Policies provide life insurance coverage on two Insureds named in the Policy, and the death benefit is paid on the death of the last surviving Insured. The Policies also may provide a Cash Surrender Value if the Policy is surrendered while the Policy is in force. The death benefit and cash value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-2 (the "Variable Account") or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay Policy Charges, and neither Death Benefit Guarantee (see "Grace Period") is in effect, the Policy will lapse without value. Under certain conditions, a Policy may become a Modified Endowment Contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid also may cause the Policy to become a Modified Endowment Contract. A loan, distribution, or other amount received from a Modified Endowment Contract during the life of the Insured will be taxed to the extent of any accumulated income on the Contract. Subject to certain exceptions, any amounts that are taxable withdrawals will be subject to a 10% tax penalty. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-Modified Endowment Contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner chooses the sub-accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). Assets of each sub-account are invested at net asset value in shares of a corresponding underlying Mutual Fund. For a description of the underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the underlying Mutual Fund options, see the prospectuses of the respective underlying Mutual Funds.

The Company deducts a sales load from each premium payment, which will not exceed 5.0% during the first ten policy years or 1.5% thereafter. Currently, the sales load is 5.0% during the first ten policy years and 0% thereafter. The total sales load actually deducted from any Policy will be equal to the sum of the front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered. In addition, the portion of the increase charges attributable to an increase in Specified Amount that reimburse the Company for expenses incurred during distribution will be added to the total sales load deduction.

The Company also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. This charge compensates the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 2.25% and a federal tax deduction of 1.25%.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day reflecting the sum of:

       1.     monthly cost of insurance;

       2. monthly cost of any additional benefits provided by riders to the Policy;

       3.     monthly administrative expense,

       4. an increase charge per $1000 applied to any increase in the Specified Amount (see "Specified Amount Increase"). The increase charge is $2.40 per year per $1000 currently but may be raised to $3.60 per year per $1000 on a guaranteed basis at the Company's discretion. These amounts are shown on the Policy data page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Date for no more than 12 consecutive months after the increase becomes effective. The increase charge is based upon the dollar amount by which the Specified Amount is increased, and;

       5.     the monthly mortality and expense risk charges.

       The current monthly administrative expense charge referenced to Item 3 above is the sum of the per policy charge and the per $1,000 Basic Coverage charge as set forth below:

                                            Monthly                Monthly Per $1,000 Basic
        Policy Year(s)                    Per Policy                       Coverage

             1-10                           $10.00                 $0.04 but not less than
                                                                   $20.00 or more than $80 per policy

              11+                            $5.00                 $0.02 but not less than
                                                                   $10.00 or more than $40 per policy

       The charge for year 11+ may be increased at the sole discretion of the Company but may not exceed the charge for years 1-10. After either an increase or a decrease in Specified Amount, the per $1000 portion of the monthly administrative expense charge is based on the new Basic Coverage currently in effect.

The Company also deducts a charge to assume mortality and expense risks. The Mortality and Expense Risk Charges will be assessed on a monthly basis at the beginning of each policy month and will be calculated as a percentage of the assets of the Variable Account only. This charge will be deducted proportionally solely from the assets in the Variable Account sub-accounts.

The Mortality and Expense Risk Charge is equivalent to an annual effective rate of 0.80% for policy years 1-10. This charge varies starting at the beginning of policy year eleven, depending upon the amount of the Cash Value. If the Cash Value is less than $25,000, the Mortality and Expense Risk Charge will remain at 0.80%. If the Cash Value is between $25,000 and $99,999, then the Mortality and Expense Risk Charge will be reduced to 0.50%. If the Cash Value equals or exceeds $100,000, then the Mortality and Expense Risk Charge will be 0.30%. These charges are all guaranteed.

The Company deducts a Surrender Charge from the Cash Value for any Policy surrendered during the first 14 Policy Years unless the average issue age is greater than or equal to age 75, in which case there is a Surrender Charge for only the first nine Policy Years. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The maximum initial Surrender Charge varies by issue ages, sexes, and underwriting classifications of the Insureds and is calculated based on the Basic Coverage on the Policy Date. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Basic Coverage for Policies which are issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis. Tobacco, non-tobacco "other than preferred" and preferred are risk classes determined at Policy issuance in accordance with the Company's underwriting guidelines (see Appendix 1 for specific examples).

                                     Per $1,000 of
      Average Issue Age          Initial Basic Coverage
      -----------------          ----------------------
             35                         $5.39
             45                          8.37
             55                         11.16
             65                         15.67
             75                         23.20

This Surrender Charge does not apply to increases in Specified Amount (see "Glossary"). For further discussion of the Surrender Charge, see "Surrender Charges."

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each underlying Mutual Fund's investment adviser for managing the underlying Mutual Fund and selecting its portfolio of securities. Other underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the underlying Mutual Fund. The management fees and other expenses for each underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the underlying Mutual Fund's average assets, are as follows:

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                                                 Management          Other             Total
                                                    Fees            Expenses         Expenses

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Dreyfus Stock Index Fund                            0.27%             0.12%            0.39%
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Dreyfus Socially Responsible Growth Fund            0.69%             0.58%            1.27%
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Fidelity VIP Fund-Equity-Income Portfolio           0.51%             0.10%            0.61%
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Fidelity VIP Fund-Growth Portfolio                  0.61%             0.09%            0.70%
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Fidelity VIP Fund-High Income Portfolio             0.60%             0.11%            0.71%
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Fidelity VIP Fund-Overseas Portfolio                0.76%             0.15%            0.91%
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Fidelity VIP Fund II-Asset Manager Portfolio        0.71%             0.08%            0.79%
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Fidelity VIP Fund II-Contrafund Portfolio           0.61%             0.11%            0.72%
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NSAT-Capital Appreciation Fund                      0.50%             0.04%            0.54%
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NSAT-Government Bond Fund                           0.50%             0.01%            0.51%
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NSAT-Money Market Fund                              0.50%             0.02%            0.52%
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NSAT Small Company Fund                             1.00%             0.25%            1.25%
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NSAT-Total Return Fund                              0.50%             0.01%            0.51%
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Neuberger & Berman Advisers Management              0.84%             0.10%            0.94%
Trust-Growth Portfolio
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Neuberger & Berman Advisers Management              0.65%             0.10%            0.75%
Trust-Limited Maturity Bond Portfolio
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Neuberger & Berman Advisers Management              0.85%             0.30%            1.15%
Trust-Partners Portfolio
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Oppenheimer Variable Account Fund-Bond Fund         0.75%             0.05%            0.80%
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Oppenheimer Variable Account Fund-Global            0.74%             0.15%            0.89%
Securities Fund
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Oppenheimer Variable Account Fund-Multiple          0.74%             0.03%            0.77%
Strategies
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Strong Special Fund II, Inc.                        1.00%             0.20%            1.20%
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Strong Variable Insurance Funds, Inc.  -            1.00%             0.31%            1.31%
Discovery Fund II, Inc.
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Strong Variable Insurance Funds, Inc.  -            1.00%             0.97%            1.97%
International Stock Fund II
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TCI Portfolios, Inc.-TCI Balanced                   1.00%             0.00%            1.00%
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TCI Portfolios, Inc.-TCI Growth                     1.00%             0.00%            1.00%
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TCI Portfolios, Inc.-TCI International              1.50%             0.00%            1.50%
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Van Eck Worldwide Insurance Trust-Worldwide         0.79%             0.15%            0.94%
Bond Fund
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Van Eck Worldwide Insurance Trust-Gold and          0.80%             0.16%            0.96%
Natural Resources Fund
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Van Kampen American Capital Life Investment         1.00%             1.90%            2.90%
Trust - Real Estate Securities Fund
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Warburg Pincus Trust-International Equity           1.00%             0.44%            1.44%
Portfolio
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Warburg Pincus Trust-Small Company Growth           0.90%             0.35%            1.25%
Portfolio
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The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit values. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Mutual Fund. The management fees and other expense, some of which are subject to fee waivers or expense reimbursements, are more fully described in the prospectuses for each individual underlying Mutual Fund. The information relating to the underlying Mutual Fund expenses was provided by the underlying Mutual Fund and was not independently verified by the Company.


PREMIUMS

A policy may be issued to Insureds age 18-85.

For a limited time, the Policy Owner has the right to cancel the Policy and receive a full refund of premiums paid (see "Short-term Right to Cancel Policy").

The Initial Premium is due and will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value on the Policy Date. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page. The Initial Premium may be paid to the Company at its Home Office or to an authorized agent. A premium receipt will be furnished upon request.

Premiums other than the Initial Premium may be paid at any time while the Policy is in force. Each premium payment must be at least $50. All premiums after the first are payable at the Home Office. The Company will send Scheduled Premium payment reminder notices according to the premium mode shown in the Policy Data Page. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the Net Amount at Risk. The Net Amount at Risk is the difference between the Death Benefit and the Cash Value, each calculated at the beginning of the policy month. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract of life insurance. Where permitted by state law, the Company may also require that any existing Policy Indebtedness be repaid prior to accepting any additional premium payments.


DEATH BENEFIT GUARANTEES

LIFETIME DEATH BENEFIT GUARANTEE: The Policy will not lapse if cumulative premiums, less any indebtedness and partial withdrawals are greater than or equal to cumulative Lifetime Death Benefit Guarantee Premiums (see "Grace Period").

LIMITED DEATH BENEFIT GUARANTEE: The Policy will not lapse during the Limited Death Benefit Guarantee Period if cumulative premiums, less any indebtedness and partial withdrawals, are greater than or equal to cumulative Limited Death Benefit Guarantee Premiums. The Limited Death Benefit Guarantee Period runs from the Policy Date to the Policy Anniversary on or next following the younger Insured's 75th birthday (see "Grace Period").

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43216.

The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").

                              THE VARIABLE ACCOUNT

The Variable Account was established by a resolution of the Company's Board of Directors, on May 7, 1987, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the underlying Mutual Fund options designated by the Policy Owner.


INVESTMENTS OF THE VARIABLE ACCOUNT

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Nationwide Separate Account Trust Money Market Fund sub-account. At the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, shares of the underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective sub-accounts. Any subsequent Net Premiums received after this period will be allocated based on the underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value", and "Short-Term Right to Cancel Policy").

These underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in each underlying Mutual Funds' prospectus. A full description of the underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective underlying Mutual Funds.

Each of the underlying Mutual Fund options is a registered investment company which receives investment advice from a registered investment adviser:

       1)     Dreyfus Stock Index Fund, managed by Wells Fargo Nikko Investment Advisors;

       2)     The Dreyfus Socially Responsible Growth Fund, Inc., managed by Dreyfus Corporation;

       3)     Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company; and

       4)     Fidelity Variable Insurance Products Fund II, managed by Fidelity Management & Research Company.

       5)     Nationwide Separate Account Trust, managed by Nationwide Financial Services, Inc.;

       6)     Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated;

       7)     Oppenheimer Variable Account Funds, managed by Oppenheimer Management Corporation;

       8)     Strong Special Fund II, Inc., managed by Strong Capital Management, Inc.;

       9)     Strong Variable Insurance Funds, Inc., managed by Strong Capital Management, Inc.;

      10)     TCI Portfolios, Inc., a member of the Twentieth Century Family of Mutual Funds;

      11)     Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation;

      12)     Van Kampen American Capital Life Investment Trust, managed by Van Kampen American Capital Management, Inc.

      13)     Warburg Pincus Trust, managed by Warburg Pincus Counsellors, Inc.

A summary of investment objectives is contained in the description of each underlying Mutual Fund below. More detailed information may be found in the current prospectus for each underlying Mutual Fund option. A prospectus for the underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.


DREYFUS

    -  DREYFUS STOCK INDEX FUND

       The Dreyfus Stock Index Fund is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989; the Fund commenced operations on September 29,

       1989. Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index fund manager. As of May 1, 1994, Dreyfus Life and Annuity Index Fund began doing business as Dreyfus Stock Index Fund.

       Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

   -   DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992; the Fund commenced operations on October 7, 1993. Dreyfus Corporation serves as the Fund's investment advisor. Tiffany Capitol Advisors, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

       Investment Objective: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ('FMR') is the Fund's manager.


-      HIGH INCOME PORTFOLIO

       Investment Objective: Seeks to obtain a high level of current income by investing primarily in high-risk, high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The portfolio's manager will seek high current income normally by investing the Portfolio's assets as follows:

     - at least 65% in income-producing debt securities and preferred stocks, including convertible securities, zero coupon securities, and mortgage-backed and asset-backed securities.

     - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.


-      EQUITY-INCOME PORTFOLIO

       Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.


-      Growth Portfolio

       Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

-      OVERSEAS PORTFOLIO

       Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

  The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

-       ASSET MANAGER PORTFOLIO

        Investment Objective: To seek to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

-       CONTRAFUND PORTFOLIO

        Investment Objective: To seek capital appreciation by investing primarily in companies that the fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company organized under the laws of Massachusetts. The Trust offers shares in the five separate Mutual Funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Financial Services, Inc., of One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

-      CAPITAL APPRECIATION FUND

       Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-      MONEY MARKET FUND

       Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-      GOVERNMENT BOND FUND

       Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-      SMALL COMPANY FUND

       Investment Objective: The Fund seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. Nationwide Financial Services, Inc. ("NFS"), the Fund's adviser, has employed a group of sub-advisers each of which will manage a portion of the Fund's portfolio. These sub-advisers are the Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited, Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg, Pincus Counsellors, Inc. The sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of different investment styles, NFS hopes to increase prospects for investment return and to reduce market risk and volatility.

-      TOTAL RETURN FUND

       Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

-      LIMITED MATURITY BOND PORTFOLIO

       Investment Objective: To provide the high level of current income, consistent with low risk to principal and liquidity, and secondarily, its total return. It seeks to achieve its objectives through investments in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends. The portfolio invests in securities which are at least investment grade and does not invest in junk bonds.

-      GROWTH PORTFOLIO

       Investment Objective: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

-      PARTNERS PORTFOLIO

       Investment Objective: To seek capital growth. This portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Trust without shareholder approval. Shareholders will, however, receive at least 30 days prior notice thereof. There is no assurance the investment objective will be met.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds is an open-ended, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. Oppenheimer Management Corporation is the Funds' investment advisor.

-      BOND FUND

       Investment Objective: Primarily to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

-      GLOBAL SECURITIES FUND

       Investment Objective: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

-      MULTIPLE STRATEGIES FUND

       Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG SPECIAL FUND II, INC.

  The Strong Special Fund II, Inc. is a diversified, open-end management company commonly called a mutual fund. The Special Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc.(the "Advisor") is the investment advisor for the Fund.

         Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE FUNDS, INC.

The Strong Variable Insurance Funds, Inc. is a diversified, open-end management Company, commonly called a mutual fund. The Strong Discovery Fund II, Inc. ("Discovery Fund II") and the Strong International Stock Fund II ("International Stock Fund II") were incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management, Inc. is the investment advisor for each of the Funds.

-      INTERNATIONAL STOCK FUND II

       Investment Objective: To seek capital growth by investing primarily in the equity securities of issues located outside the United States.

-      DISCOVERY FUND II, INC.

       Investment Objective: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S.government debt securities.

TCI PORTFOLIOS, INC., a member of the Twentieth Century Family of Mutual Funds

TCI Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end management company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the Twentieth Century Family of Mutual Funds, TCI Portfolios is managed by Investors Research Corporation.

-      TCI BALANCED

       Investment Objective: Capital growth and current income. The fund will seek to achieve its objective by maintaining approximately 60% of the assets of the fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. There can be no assurance that the Fund will achieve its investment objective.

-      TCI GROWTH

       Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

       The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

-      TCI INTERNATIONAL

       Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. Securities of United States issuers may be included in the portfolio from time to time. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stocks), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total return potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the fund will achieve its objectives.

       (Although the Statement of Additional Information concerning TCI Portfolios, Inc., refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of the Trust are offered only to separate accounts of various insurance companies to fund benefits of variable insurance and annuity policies. The assets of the Trust are managed by Van Eck Associates Corporation.

-      GOLD AND NATURAL RESOURCES FUND

       Investment Objective: To seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an objective.

-      WORLDWIDE BOND FUND

       Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities. The Portfolio does not invest in junk bonds.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

       The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Trust's investment adviser.

       - REAL ESTATE SECURITIES FUND

       Investment Objective: To seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Fund will achieve its investment objective.

WARBURG PINCUS TRUST

The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Counsellors, Inc. ("Counsellors.")

-      INTERNATIONAL EQUITY PORTFOLIO

       Investment Objective: To seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of "Counsellors" have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

-      SMALL COMPANY GROWTH PORTFOLIO

       Investment Objective: To seek capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.



REINVESTMENT

The Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy.


TRANSFERS

After the first Policy Anniversary, the Policy Owner may annually transfer a portion of the value of the Variable Account to the Fixed Account, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value. The Policy Owner's Cash Value in each sub-account will be determined as of the date the transfer request is received in the Home Office in good order.

The Policy Owner may transfer a portion of the value of the Fixed Account to the Variable Account once each Policy Year, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value in the Fixed Account to the Variable sub-accounts. The Company reserves the right to restrict the amounts of such transfers to 25% of the Cash Value in the Fixed Account.

Transfers may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among sub-account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.


DOLLAR COST AVERAGING

The Policy Owner may direct the Company to automatically transfer from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account to any other sub-account within the Variable Account on a monthly basis. This service is intended to allow the Policy Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging, will result in a profit or protect against loss in a declining market. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account will be processed monthly until either the value in the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account is completely depleted or the Policy Owner instructs the Company in writing to cancel the monthly transfers.

The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Policy Owners however, any such discontinuation would not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

SUBSTITUTION OF SECURITIES

If shares of the underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.


VOTING RIGHTS

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Funds. These shares will be voted in accordance with instructions received from Policy Owners who have an interest in the Variable Account. If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of underlying Mutual Fund shares in each sub-account attributable to each Policy Owner is determined by dividing any portion of the Policy's Cash Value derived from participation in that underlying Mutual Fund by the net asset value of one share of that underlying Mutual Fund.

The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the underlying Mutual Fund. Voting instructions will be solicited by written communication prior to such meeting.

The Company will vote underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the underlying Mutual Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote underlying Mutual Fund shares in any manner necessary to enable the underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

-Minimum Requirements for Issuance of a Policy

The Policies provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments, subject to applicable tax requirements. At issue of the Policy, the Policy Owner selects the premium and Specified Amount, which consists of the Basic Coverage and Supplemental Coverage, if any. The proportion of Supplemental Coverage is irrevocably elected by the Policy Owner at issue, and thus, once elected such proportion cannot change. A Policy Owner can apply to increase or decrease the Specified Amount no more than once per Policy Year.

The minimum Specified Amount is $100,000. Supplemental Coverage cannot exceed 90% of the Specified Amount.

The Supplemental Coverage differs from the Basic Coverage in several respects;
(1) Supplemental Coverage has lower cost of insurance rates, on a current basis,
(2) has no Surrender charges, and (3) has no monthly per unit charge, on a current basis.

Policies may be issued to Insureds with average issue ages 18 to 85. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include medical examinations.


-Premium Payments

The Initial Premium for a Policy is payable in full to an authorized agent or at the Company's Home Office. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of the entire Initial Premium, and delivery of the policy while both Insureds are still living.

Each premium payment must be at least $50. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. Where permitted by state law, the Company may also require that any existing Policy Indebtedness be repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").


ALLOCATION OF CASH VALUE

When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a sub-account on the application) or to the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Time Right to Cancel Policy"). At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the underlying Mutual Funds specified by the Policy Owner are purchased at net asset value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.


SHORT-TERM RIGHT TO CANCEL POLICY

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy.

                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment which will not exceed 5.0% of such premium payment during the first ten policy years or 1.5% of such premium payment thereafter. Currently, the sales load is 5.0% during the first ten policy years and 0% thereafter. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered. In addition, the portion of the increase charges that reimburse the Company for expenses incurred during distribution will be added to the total sales load deduction.

The Company also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. This Charge includes a premium tax deduction of 2.25% and a federal tax deduction of 1.25%.

The 2.25% premium tax deduction approximates the Company's average expense for state and local premium tax. Premium taxes vary by jurisdiction ranging from zero to more than 4%. The premium tax deduction is made whether or not any premium tax applies and the deduction may be higher or lower than the premium tax imposed. The 1.25% federal tax deduction is designed to reimburse the Company for expenses incurred from federal taxes imposed under Section 848 of the Code (enacted by the Omnibus Budget Reconciliation Act of 1990). The federal tax deduction is a factor the Company must use when computing the maximum sales load chargeable under SEC rules. The Company does not expect to make a profit from the tax expense charge.


SURRENDER CHARGES

The Company deducts a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first fourteen Policy Years, unless the average issue age is greater than or equal to age 75, in which case there is a Surrender Charge for only the first nine Policy Years. The maximum Surrender Charge varies by the issue ages, sexes, and underwriting classifications of the Insureds and is calculated based on the initial Basic Coverage on the Policy Date. The following table illustrates the maximum Surrender Charge per $1,000 of initial Basic Coverage for Policies which are issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis (see Appendix 1 for specific examples).

                                     Per $1,000 of
     Average Issue Age          Initial Basic Coverage

             35                         $5.39
             45                          8.37
             55                         11.16
             65                         15.67
             75                         23.20

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by average issue age in the following manner:

                             Underwriting Surrender Charge per
  Average Issue Age          $1,000 of Initial Basic Coverage
  -----------------          ---------------------------------

         0-39                          $4.00
        40-49                           6.00
        50-59                           7.00
        60-85                           8.00

The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. In no event will this component exceed 23.75% of the lesser of the SEC Guideline Level Premium in the first year or the premiums actually paid in the first year. The maximum sales surrender charge per $1,000 of initial Basic Coverage based upon a Policy issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis and is shown in the following table.

                        Sales Surrender Charge per $1,000
                                   of Initial
  Average Issue Age              Basic Coverage
  -----------------     ---------------------------------

          35                           $1.39
          45                            2.37
          55                            4.16
          65                            7.67
          75                           15.20

The purpose of the sales surrender charge is to reimburse the Company for some of the expenses incurred in the distribution of the Policies.

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Deductions from Cash Value"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The Surrender Charge does not apply to increases or decreases in Specified Amount.

The Surrender Charge is reduced in subsequent Policy Years in the following manner:

                                           FOR AN AVERAGE ISSUE AGE LESS THAN 75:
                                           --------------------------------------

                   Surrender Charge                        Surrender Charge                       Surrender Charge
                  as a % of Initial                       as a % of Initial                      as a % of Initial
  Policy Year      Surrender Charge      Policy Year      Surrender Charges      Policy Year      Surrender Charge
  -----------      ----------------      -----------      -----------------      -----------      ----------------

       1                  100%                6                  85%                  11                   60%
       2                  100%                7                  80%                  12                   45%
       3                  100%                8                  75%                  13                   30%
       4                   95%                9                  70%                  14                   15%
       5                   90%               10                  65%                  15+                   0%


               FOR AN AVERAGE ISSUE AGE GREATER THAN OR EQUAL TO 75:
               -----------------------------------------------------
                  Surrender Charge                        Surrender Charge
                  as a % of Initial                       as a % of Initial
 Policy Year      Surrender Charge       Policy Year      Surrender Charges
 -----------      ----------------       -----------      -----------------

      1                 100%                  6                  60%
      2                 100%                  7                  45%
      3                  90%                  8                  30%
      4                  80%                  9                  15%
      5                  70%                 10+                  0%



DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance; plus

       2.     monthly cost of any additional benefits provided by riders; plus

       3.     monthly administrative expense; plus

       4. an increase charge per $1000 applied to any increase in the Specified Amount (see "Specified Amount Increases"). The increase charge is $2.40 per year per $1000 currently but may be raised to $3.60 per year per $1000 on a guaranteed basis at the Company's discretion. These amounts are shown on the Policy data page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Date for no more than 12 consecutive months after the increase becomes effective. The increase charge is based upon the dollar amount by which the Specified Amount is increased; plus

       5.     monthly mortality and expense risk charges

Items 1 through 4 above will be charged proportionately to the Cash Value in each Variable Account sub-account and the Fixed Account. The monthly mortality expense risk charges will be charged proportionately to the Cash Value in each Variable Account sub-account.

-Monthly Cost of Insurance

The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the death benefit is not payable until the death of the second Insured to die.

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks.


-Monthly Administrative Expense Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is the sum of the per policy charge and the per $1,000 Basic Coverage charge as set forth below:

        Policy Year(s)                    Per Policy              Per $1,000 Basic Coverage
        --------------                    ----------              -------------------------

             1-10                           $10.00                 $0.04 but not less than
                                                                   $20.00 or more than $80 per policy

              11+                            $5.00                 $0.02 but not less than
                                                                   $10.00 or more than $40 per policy

The charge for year 11+ may be increased at the sole discretion of the Company but may not exceed the charge for years 1-10. After a change in Specified Amount, the per $1000 portion of the monthly administrative Expense Charge is based on the new Basic Coverage in effect.


-Monthly Mortality Expense Risk Charge

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that both Insureds may die sooner than expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts a mortality and expense risk charge at the beginning of each policy month. The Mortality and Expense Risk Charge will apply solely to the assets in the Variable Account. This charge will be deducted proportionately from the assets in the Variable Account sub-accounts.

The Mortality and Expense Risk Charge is equivalent to an annual effective rate of 0.80% for policy years 1-10. This charge varies starting at the beginning of policy year eleven depending upon the amount of the Cash Value. If the Cash Value is less than $25,000, the Mortality and Expense Risk Charge will remain at 0.80%. If the Cash Value is between $25,000 and $99,999, then the Mortality and Expense Risk Charge will be reduced to 0.50%. If the Cash Value equals or exceeds $100,000, then the Mortality and Expense Risk Charge will be 0.30%. These charges are all guaranteed.


-Increase Charge

For any increases in Specified Amount after issue, an additional monthly charge is made at the beginning of each month. This additional charge will be made for the first 12 months following the effective date of the increase. The additional amount charged is $2.40 per $1000 of increase per year currently but may be raised to $3.60 per $1000 per year on a guaranteed basis at the Company's discretion.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.


HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each sub-account is converted to Accumulation Units of that sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a sub-account by the value of an Accumulation Unit for the sub-account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each sub-account was arbitrarily set initially at $10 when the underlying Mutual Fund shares in that sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) where:

(a)    is the net of:

       (1) the net asset value per share of the underlying Mutual Fund held in the sub-account determined at the end of the current Valuation Period, plus

       (2) the per share amount of any dividend or capital gain distributions made by the underlying Mutual Fund held in the sub-account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus.

       (3) a per share charge or credit for taxes reserved for, if any, which is determined by the Company to have resulted from the investment operations of the sub-account.

(b) is the net asset value per share of the underlying Mutual Fund held in the sub-account determined at the end of the immediately preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved for in the immediately preceding Valuation Period.

For underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction of any charge or credit for tax reserves.

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.


VALUATION OF ASSETS

Underlying Mutual Fund shares in the Variable Account will be valued at their Net Asset Value.


DETERMINING THE CASH VALUE

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account and the Policy Loan Account is the Cash Value. The number of Accumulation Units credited per each sub-account are determined by dividing the net amount allocated to the sub-account by the Accumulation Unit Value for the sub-account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.


VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of the Accumulation Units might be materially affected.



                        SURRENDERING THE POLICY FOR CASH


RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the policy is in force and receive its Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.


CASH SURRENDER VALUE

The Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, minus any Surrender Charge.


PARTIAL SURRENDERS

Partial Surrenders may be made at any time after the first Policy Anniversary. Partial surrenders will be permitted only if they satisfy the following requirements:

       1.     The minimum partial surrender is $500;

       2. The partial surrender may not reduce the Specified Amount to less than the Minimum Issue Amount ($100,000);

       3. After the partial surrender, the Policy continues to qualify as life insurance.

       4. The maximum partial surrender is equal to the available Cash Surrender Value less the greater of $500 and three monthly deductions.

The Company reserves the right to limit the number of partial surrenders in each Policy Year.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Also, under death benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender. The Basic and Supplemental Specified amounts are reduced proportionally. Partial surrender amounts must be first deducted from the values in the Variable Account sub-accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Variable Account sub-accounts. The Company reserves the right to deduct a fee for each partial surrender of not more than the lesser of $25 and 2% of the amount of the partial surrender.

On a current basis, the Company does not deduct the above fee. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the younger Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.


INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.



                                  POLICY LOANS


TAKING A POLICY LOAN

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Value less any Surrender Charge. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Value in the sub-accounts and 100% of the Cash Value in the Fixed Account less any Surrender Charge less interest due on the next Policy Anniversary. The Cash Value less Surrender Charge is determined as of the loan date. The Company will not grant a loan for an amount less than $1,000. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the Death Benefit, Surrender Value or the Maturity Value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").


EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each Variable sub-account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Variable sub-accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 10 and an annual effective rate of 6% during the 11th and subsequent policy years. The rate is guaranteed never to be lower than 4%. The Company may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all Policy loans. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy

Anniversary or at the time of loan repayment. The earned interest will be allocated according to the underlying Mutual Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.


EFFECT ON DEATH Benefit AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.


REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during either Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable sub-accounts and the Fixed Account in proportion to the Policy Owner's underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.



                          HOW THE DEATH BENEFIT VARIES


CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects premium and the Specified Amount which consists of the Basic Coverage and the Supplemental Coverage, if any (see "Underwriting and Insurance").

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner chooses one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value (see below). Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value. Under "Option 2," the amount of the Death Benefit will vary directly with the investment performance.

       The term "Applicable Percentage" means the percentage shown in the "Applicable Percentage of Cash Value Table." The Applicable Percentage depends on whether the Policy Owner elected the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. The following tables illustrate applicable percentages:



          TABLE OF APPLICABLE PERCENTAGES OF CASH VALUE FOR GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

   Attained Age         Percentage        Attained Age         Percentage        Attained Age        Percentage
    of Younger           of Cash           of Younger           of Cash           of Younger           of Cash
      Insured             Value              Insured             Value             Insured              Value
      -------             -----              -------             -----             -------              -----
      0-40                 250%                60                 130%                80                105%
        41                 243%                61                 128%                81                105%
        42                 236%                62                 126%                82                105%
        43                 229%                63                 124%                83                105%
        44                 222%                64                 122%                84                105%

        45                 215%                65                 120%                85                105%
        46                 209%                66                 119%                86                105%
        47                 203%                67                 118%                87                105%
        48                 197%                68                 117%                88                105%
        49                 191%                69                 116%                89                105%

        50                 185%                70                 115%                90                105%
        51                 178%                71                 113%                91                104%
        52                 171%                72                 111%                92                103%
        53                 164%                73                 109%                93                102%
        54                 157%                74                 107%                94                101%

        55                 150%                75                 105%                95                101%
        56                 146%                76                 105%                96                101%
        57                 142%                77                 105%                97                101%
        58                 138%                78                 105%                98                101%
        59                 134%                79                 105%                99                101%
                                                                                     100                100%



                        THE CASH VALUE ACCUMULATION TEST

This test also requires the Death Benefit to exceed an applicable percentage of the Cash Value. These applicable percentages are the net inverses of net single premiums based on an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Code Section 7702 for the Cash Value Accumulation Test. These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55 and a female non-tobacco preferred issue age 55.

                      Percentage of                          Percentage of                          Percentage of
    Policy Year         Cash Value         Policy Year         Cash Value        Policy Year         Cash Value
    -----------         ----------         -----------         ----------        -----------         ----------
         1                 302%                16                 174%                31                121%

         2                 290%                17                 169%                32                119%

         3                 279%                18                 164%                33                118%

         4                 269%                19                 159%                34                116%

         5                 259%                20                 154%                35                115%

         6                 249%                21                 150%                36                113%

         7                 240%                22                 146%                37                112%

         8                 231%                23                 142%                38                111%

         9                 223%                24                 139%                39                110%




                      Percentage of                          Percentage of                          Percentage of
    Policy Year         Cash Value         Policy Year         Cash Value        Policy Year         Cash Value
    -----------         ----------         -----------         ----------        -----------         ----------
        10                 215%                25                 136%                40                108%

        11                 207%                26                 133%                41                107%

        12                 200%                27                 130%                42                106%

        13                 193%                28                 127%                43                104%

        14                 186%                29                 125%                44                103%

        15                 180%                30                 123%                45                102%



PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the death of the last surviving Insured will be the death benefit as described above, less any Policy Indebtedness, and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").



                               RIGHT OF CONVERSION

The Policy Owner may at any time, upon written request within 24 months of the Policy Date, transfer all sub-account Cash Values to the Fixed Account. No transfer charge will be assessed.



                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. A Policy Owner who objects may, upon written request, transfer all sub-account Cash Values to the Fixed Account. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this transfer. No transfer charge will be assessed.



                                  GRACE PERIOD

-Without Death Benefit Guarantees

If the Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction, and no Death Benefit Guarantee is in effect, a Grace Period will be allowed for the payment of a premium of at least 4 times the current monthly deduction. The Company will send you a notice at the start of the Grace Period at the last known address stating the amount of premium required. The Grace Period will end 61 days after the later of the day the Company mails the notice and the Monthly Anniversary Date when the Surrender Value was insufficient. If the required amount is not paid by the end of the Grace Period, this Policy will terminate without value. The Company will pay the Death Proceeds if the Death Proceeds become payable during the Grace Period.

-  Lifetime Death Benefit Guarantee

The Policy will not lapse if on each Monthly Anniversary Date, (1) is greater than or equal to (2), where:

       1. is the sum of all premiums paid to date less any Indebtedness and less any previous partial surrenders, and

       2. is the sum of the Lifetime Death Benefit Guarantee Premiums due since the Policy Date including such premium for the current Monthly Anniversary Date.

The Lifetime Death Benefit Guarantee is not permanently lost when premium payments fall below those required to maintain this benefit. Payment of enough premium to make (1) greater than or equal to (2) restores the benefit. Any increase or decrease in Specified Amount would increase or decrease the minimum guaranteed amount, respectively.

The Lifetime Death Benefit Guarantee Premium is shown on the Policy Data Page. The Lifetime Death Benefit Guarantee Premium is the same as the IRS Guideline Level Premium.

- Limited Death Benefit Guarantee

During the Limited Death Benefit Guarantee Period, the Policy will not lapse if on each Monthly Anniversary Date (1) is greater than or equal to (2), where:

       1. is the sum of all premiums paid to date less any Indebtedness and less any previous partial surrenders, and

       2. is the sum of the Limited Death Benefit Guarantee Premiums due since the Policy Date including such premium for the current Monthly Anniversary Date.

The Limited Death Benefit Guarantee is not permanently lost when premium payments fall below those required to maintain this benefit. Payment of enough premium to make (1) greater than or equal to (2) restores the benefit. Any increase or decrease in Specified Amount would increase or decrease the minimum guaranteed amount, respectively.

The Limited Death Benefit Guarantee Period runs from the Policy Date to the Policy Anniversary on or next following the younger Insured's 75th birthday.

The Limited Death Benefit Guarantee Premium is shown on the Policy Data Page. It is the percentage of the IRS Guideline Level Premium shown below. The first percentage in each cell is for the first three policy years, or to the end of the Limited Death Benefit Guarantee Period, if less than three years; the second percentage is for the remainder of the Limited Death Benefit Guarantee period, if any.

                  AVERAGE OF INSUREDS ISSUE AGES UNDER OPTION 1

                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
    Policy Size           0-39          40-45           46            47             48           49         50-59         60+
                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
       (000)
                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
---------------------
      100-249             90,50         70,50         70,52          70,54         70,56         70,58       70,60        40,60
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
      250-499             50,50         45,50         45,52          45,54         45,56         45,58       35,60        30,60
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
        500+              45,50         35,50         35,52          35,54         35,56         35,58       30,60        25,60
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------

                 AVERAGE OF INSUREDS ISSUE AGES UNDER OPTION 2*

                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
    Policy Size           0-39          40-45           46            47             48           49         50-59         60+
                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
       (000)
                      -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
---------------------
      100-249             30,17         24,17         24,18          24,19         24,20         24,21       25,22        15,23
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
      250-499             16,16         15,17         15,18          15,19         15,20         15,21       13,22        11,23
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------
        500+              13,16         12,17         12,18          12,19         12,20         12,21       11,22        10,23
--------------------- -------------- ------------- ------------- -------------- ------------- ------------ ----------- ------------

*    Shown as a percentage of the Option 2 IRS Guideline Level Premium.


                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy lapses. The Policy Owner may reinstate the Policy provided both Insureds are alive on the date of reinstatement by:

       1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

       2. providing evidence of insurability of both Insureds satisfactory to the Company;

       3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period if the Policy terminated in the fourth or later policy year;

       4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

       5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If your Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

       1.     the Cash Value at the end of the Grace Period; or

       2. the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION

Because of exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consist of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.


                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months. Any approved change will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the application for the change. Basic Coverage and Supplemental Coverage will change proportionally. The Company reserves the right to limit the number of Specified Amount changes to one each Policy Year.


SPECIFIED AMOUNT INCREASES

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       1.    satisfactory evidence of insurability of both Insureds is provided;

       2.    the increase is for a minimum of $10,000; and

       3.    age limits are the same as for a new issue.


SPECIFIED AMOUNT DECREASES

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any such decrease shall reduce insurance in the following order:

       1.    insurance provided by the most recent increase;

       2.    the next most recent increases successively; and

       3.    insurance provided under the original application.

The Company will refuse a request for a decrease which would:

       1. reduce the Specified Amount to less than the minimum issue amount; or

       2.     disqualify the Policy as a contract for life insurance.



CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. Basic Coverage and Supplemental Coverage will be decreased proportionally. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Basic Coverage and Supplemental Coverage will be increased proportionally. Evidence of insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Date on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.



                             OTHER POLICY PROVISIONS

POLICY OWNER

While either Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while either Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner dies before both Insureds have died, and there is no contingent Policy Owner, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.


BENEFICIARY

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while either Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary is living when Death Proceeds become payable, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT

While either Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness.


INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the lifetimes of both Insureds for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the lifetimes of both Insureds for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of either Insured has been misstated, the affected benefits will be adjusted by the ratio of the last monthly cost of insurance deducted to the monthly cost of insurance that would have been deducted based on the true age and sex of each Insured.


SUICIDE

If either Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and less any partial surrenders. If either Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.


NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.



                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums paid on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.



                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, Nationwide Financial Services, Inc.

NFS is a corporation which was organized under the laws of the State of Ohio on April 8, 1965. NFS is both a broker-dealer and registered investment adviser. As such, it is the principal underwriter for several open-end investment companies and for a number of separate accounts issued by the Company and Nationwide Life and Annuity Insurance Company ("NLAIC") to fund the benefits of variable insurance and annuity policies. NFS also currently acts as the investment adviser and/or administrator for the mutual fund portfolios sold through NFS's registered representatives and for some of the mutual fund portfolios which act as underlying investment options for the variable insurance and annuity policies issued by the Company or NLAIC.

NFS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide Variable Account - II, Nationwide Variable Account - 5, Nationwide Variable Account - 6, Nationwide Variable Account - 8, Nationwide VA Separate Account - A, Nationwide VA Separate Account
- B, Nationwide VA Separate Account - C, Nationwide VL Separate Account - A, Nationwide VLI Separate Account - 2, Nationwide VLI Separate Account - 3, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NFS is a wholly owned subsidiary of the Company.

NFS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, and Nationwide Investing Foundation II, which are open-end management investment companies.

Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these policies provided by the General Distributor will not exceed 80% of first year premiums up to the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2-10 paid by the Company will not exceed 4% of actual premium payment, and will not exceed 1% in years 11+.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.

Although the Company believes that the Policy is in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a last survivor variable life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is some uncertainty whether a last survivor variable life insurance contract will satisfy the Section 7702 definition of a life insurance contract.

Section 7702A of the Code defines Modified Endowment Contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from Modified Endowment Contracts in the same way annuities are taxed. Modified Endowment Contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the Cash Value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

The Policies offered by this prospectus may or may not be issued as Modified Endowment Contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a Modified Endowment Contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a Modified Endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury, set the standards for measuring the adequacy of this diversification. To be adequately diversified, each sub-account of the Variable Account must meet certain tests. The Company believes that the investments of the Variable Account meet the applicable diversification standards. The regulations provide that a variable life policy which does not satisfy the diversification standards will not be treated as life insurance under Section 7702 of the Internal Revenue Code, unless the failure to satisfy regulations was inadvertent, the failure is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner of the life policy will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account.

Representatives of the Internal Revenue Service have suggested, from time to time, that the number of underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying Mutual Funds, transfers between underlying Mutual Funds, exchanges of underlying Mutual Funds or changes in investment objectives of underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the death benefit would be available to pay taxes due and other expenses incurred.

Generally the taxable portion of any Distribution from a Contract to a nonresident alien of the United States is subject to tax withholding at a rate equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is includable in the recipient's gross income.

If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy. The GSTT provisions generally apply to transfers subject to estate and gift tax rules. Individuals generally are permitted an aggregate exemption of $1 million. Since these rules are complex, the Policy Owner should consult with a tax adviser for specific information on the transfer of benefits to younger generations.


-Taxation of Policy Split Option Rider

The Policy Split Option Rider permits a Policy to be split into two other single life insurance contracts upon the occurrence of a divorce of the joint Insureds or other certain changes in the federal estate tax law (see "Rider" section).

A policy split could have adverse tax consequences. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. Additionally, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as Modified Endowment Contracts. Before the Policy Owner exercised rights provided by the policy split option rider, it is important that a competent tax adviser be consulted regarding the possible consequences of a policy split.


-Estate and Generation Skipping Taxes

Ownership of this Policy may have federal estate tax consequences for the insured taxpayers. When the surviving Insured dies, the death benefit will generally be included in the Insured's gross estate if (1) the proceeds were payable to or for the benefit of the Insured's estate, or (2) the Insured held incidents of ownership in the policy at death or within three years of death. If the Policy Owner was not the last surviving Insured, the value of the Policy would be included in the Policy Owner's estate.

Additionally, the transfer of the Policy or the designation of a beneficiary may also have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation skipping transfer taxes. For example, the transfer of the Policy to, the designation as beneficiary, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation of the Policy Owner, may have generation skipping transfer tax considerations under Section 2601 of the Internal Revenue Code.

Federal estate, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A Policy Owner should consult with a competent tax adviser for specific information regarding the applicability of such taxes.


TAXATION OF THE POLICY

Section 7702 of the Code provides that, if one of two alternative qualification tests is met, a Policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

Under the Cash Value Accumulation Test, the terms of the Policy must, generally, provide that the cash surrender value of the Policy, as defined in Section 7702 of the Code, cannot at any time exceed the net single premium required to fund the future benefits under the Policy. The net single premium under the Policy will vary according to the age, sex and underwriting classification of the Insureds. Under this test, premiums may be paid as long as the death benefits is at least equal to the benefit that could be purchased with a net single premium equal to the

Cash Value. A table showing an example of the relationship between the Cash Value and death benefit under this test is found in the "How the Death Benefit Varies" section.

Under the Guideline Premium/Cash Value Corridor Test, the sum of the premiums paid into the Policy cannot, at any time, exceed the guideline premium limitation described in Section 7702 of the Code. Additionally, a minimum death benefit must be provided, based on the Cash Value. A table showing the required relationship between the Cash Value and the Death Benefit under this test is found in the "How the Death Benefit Varies" section. Policy Owners selecting this test may also select either an Option 1 or Option 2 death benefit. A detailed explanation of the two options is found under the heading "How the Death Benefit Varies."

The Policy Owners must choose one of these two qualifications tests on the application. Once elected, the qualification test cannot be changed for the duration of the Policy. If neither test is designated on the application, the Guideline Premium/Cash Value Corridor Test with and Option 1 Death Benefit will be assumed by the Company to have been selected.

The Policy should receive the same federal tax treatment as a fixed benefit life insurance policy. The Death Benefit paid under the Policy that satisfies the statutory definition of life insurance is excludable from the gross income of the beneficiary under Section 101 of the Code.

Regardless of which test is selected, the Company will monitor compliance with statutory definition of life insurance for federal tax purposes.


DESCRIPTION OF CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Section 7702(b)(1) of the Code provides that if one of two alternate tests are met, a Policy will be treated as a life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The Cash Value Accumulation Test generally requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702(f)(2), does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premium under the Policy will vary according to the age, sex and underwriting classification of the Insureds.

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is sufficient death benefit in relation to the Account Value at all times. A table containing the applicable percentage of Cash Value can be found in the "How the Death Benefit Varies" section.

The Guideline Premium/Cash Value Corridor Test requires that the sum of the premiums paid into the Contract does not at any time exceed the guideline premium limitation. Additionally, a minimum corridor of Death Benefit in relation to Account Value must be maintained.

Policy Owners who elect this test are given the option of electing either an Option 1 or Option 2 death benefit. Please refer to "How The Death Benefit Varies" for a detailed explanation.

The Policy Owners must make the election of death benefit qualification tests on the application. Once elected, the Death Benefit qualification test cannot be changed for the duration of the Policy. If no option is designated, the guideline premium test Option 1 will be assumed by the Company to have been selected.

Regardless of which test is selected, the Company will monitor compliance to assure that the Policy meets the statutory definition of life insurance for federal tax purposes. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under
Section 101 of the Code.

The Policy Owner elects either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test in the application. This election is irrevocable.


TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.


OTHER CONSIDERATIONS

The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisors should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.



                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company serves as depositor for the Nationwide Variable Account, Nationwide Variable Account - II, Nationwide Variable Account - 3, Nationwide Variable Account - 4, Nationwide Variable Account - 5, Nationwide Variable Account - 6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account - 8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account - 2, Nationwide VLI Separate Account - 3, the NACo Variable Account and the DC Variable Account, each of which is a registered investment company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares the Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.



                               COMPANY MANAGEMENT

Nationwide Life Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliate companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Corporation is the sole shareholder of Nationwide Life.


DIRECTORS OF THE COMPANY

                                 Director
             Name                 Since    Principal Occupation
             ----                 -----    --------------------
Lewis J. Alphin                    1993    Farm Owner and Operator (1)
Keith W. Eckel                     1996    Partner and Manager, Fred W. Eckel Sons and Eckel Farms, Inc. (1)
Willard J. Engel                   1994    General Manager Lyon County Cooperative Oil Company (1)
Fred C. Finney                     1992    Owner and Operator, Moreland Fruit Farm; Operator, Melrose Orchard
                                           (1)
Charles L. Fuellgraf, Jr. *+       1969    Chief Executive Officer, Fuellgraf Electric Company, Electrical
                                           Construction and Engineering Services (1)
Joseph J. Gasper*+                 1996    President and Chief Operating Officer, Nationwide Life Insurance
                                           Company and Nationwide Life and Annuity Insurance Company
Henry S. Holloway *+               1986    Farm Owner and Operator (1)
D. Richard McFerson *+             1988    Chairman and Chief Executive Officer, Nationwide Insurance
                                           Enterprise (2)
David O. Miller *+                 1985    Farm Owner and Land Developer; President, Owen Potato Farm, Inc.;
                                           Partner, M&M Enterprises (1)
C. Ray Noecker                     1994    Farm Owner and Operator (1)
James F. Patterson +               1989    Vice President, Pattersons, Inc.; President, Patterson Farms, Inc.
                                           (1)
Arden L. Shisler *+                1984    Partner and Manager, Sweetwater Beef Farms; President and Chief
                                           Executive Officer, K&B Transport, Inc. (1)
Robert L. Stewart                  1989    Farm Owner and Operator; Owner, Sunnydale Mining (1)
Nancy C. Thomas *                  1986    Farm Owner and Operator, Da-Ma-Lor Farms (1)
Harold W. Weihl                    1990    Farm Owner and Operator, Weihl Farm (1)

*Member, Executive Committee               +Member, Investment Committee

1)     Principal occupation for last five years.

2)     Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Financial Services, Inc., a registered broker-dealer.

Messrs. Holloway, McFerson, Miller, Patterson and Shisler are directors of Nationwide Corporation. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF THE COMPANY

Name                                         Office Held
----                                         -----------
D. Richard McFerson                          Chairman and Chief Executive Officer-Nationwide Insurance Enterprise

Joseph J. Gasper                             President and Chief Operating Officer

Gordon E. McCutchan                          Executive Vice President, Law and Corporate Services and Secretary

Robert A. Oakley                             Executive Vice President-Chief Financial Officer




Robert J. Woodward, Jr.                      Executive Vice President-Chief Investment Officer

James E. Brock                               Senior Vice President - Life Company Operations

W. Sidney Druen                              Senior Vice President and General Counsel and Assistant Secretary

Harvey S. Galloway, Jr.                      Senior Vice President and Chief Actuary

Richard A. Karas                             Senior Vice President - Sales and Financial Services

Mark A. Folk                                 Vice President and Treasurer



Mr. Gasper is also President and Chief Operating Officer of Nationwide Life and Annuity Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life and Annuity Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Folk who joined the Registrant in 1993. From 1983-1993, Mr. Folk served as a partner in the accounting firm KPMG Peat Marwick LLP.



                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.



                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.



                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.



                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

The General Distributor, Nationwide Financial Services, Inc., is not engaged in any material litigation of any nature.



                                     EXPERTS

The financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.



                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.



                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                    APPENDIX

     ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Polices change with investment performance. The illustrations demonstrate how Cash Values, Cash Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and Death Benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is not Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Variable Account sub-accounts is lower than the gross return. This is due to the charges made against the assets of the Variable Account sub-accounts for assuming mortality and expense risks, recovering premium taxes and providing for administration expenses. On a current and guaranteed basis, these charges are equivalent to an annual effective rate of 0.80% in the first ten policy years. This charge varies starting at the beginning of policy year eleven, depending upon the size of the cash value. If the cash value is less than $25,000, this charge remains at 0.80%. If the cash value is between $25,000 and $99,999, then this charge will be reduced to 0.50%. If the cash value equals or exceeds $100,000, this charge is 0.30%. In addition, the net investment returns also reflect the deduction of underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses for the preceding year for all mutual fund options available under the policy as of April 30, 1996.

Taking account of the current charges for mortality and expense risks, recovering premium taxes and providing for administrative an underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.80%, 4.20% and 10.20%, respectively, in policy years one through ten, and varying thereafter. Taking account of guaranteed charges, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rate of -1.80%, 4.20% and 10.20%, respectively, in policy years one through ten, and varying thereafter.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death Benefits than those illustrated. Death Benefit Option 1 has been assumed in all the illustrations.

In addition, the illustrations reflect the fact that the Company deducts an annual administrative charge at the beginning of each Policy Year after the first. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.





                                     $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                         MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55
                                        FEMALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                         GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                                                   OPTION 1 CURRENT VALUES

                           0% Hypothetical                      6% Hypothetical                 12% Hypothetical
                       Gross Investment Return            Gross Investment Return            Gross Investment Return
                       -----------------------            -----------------------            -----------------------
          Premiums
          Paid Plus             Cash                               Cash                                    Cash
Policy     Interest  Cash       Surr       Death      Cash         Surr      Death          Cash           Surr         Death
 Year       at 5%    Value      Value      Benefit    Value        Value     Benefit        Value          Value       Benefit
            -----    -----      -----      -------    -----        -----     ------         -----          -----       -------
    1     12,758     10,279        393    1,000,000     10,913      1,028    1,000,000       11,548        1,663     1,000,000
    2     26,153     20,271     10,385    1,000,000     22,169     12,283    1,000,000       24,143       14,257     1,000,000
    3     40,218     29,966     20,080    1,000,000     33,765     23,879    1,000,000       37,871       27,986     1,000,000
    4     54,986     39,351     29,960    1,000,000     45,697     36,306    1,000,000       52,831       43,439     1,000,000
    5     70,493     48,410     39,513    1,000,000     57,959     49,062    1,000,000       69,124       60,227     1,000,000
    6     86,775     57,127     48,725    1,000,000     70,544     62,141    1,000,000       86,866       78,463     1,000,000
    7    103,872     65,480     57,571    1,000,000     83,437     75,528    1,000,000      106,178       98,269     1,000,000
    8    121,823     73,434     66,019    1,000,000     96,613     89,199    1,000,000      127,182      119,768     1,000,000
    9    140,671     80,946     74,026    1,000,000    110,039    103,119    1,000,000      150,012      143,092     1,000,000
   10    160,462     87,974     81,549    1,000,000    123,678    117,253    1,000,000      174,814      168,388     1,000,000
   11    181,243     95,394     89,463    1,000,000    138,461    132,530    1,000,000      202,767      196,836     1,000,000
   12    203,063    102,270     97,821    1,000,000    153,469    149,021    1,000,000      233,196      228,748     1,000,000
   13    225,973    108,579    107,097    1,000,000    168,693    167,210    1,000,000      266,357      264,874     1,000,000
   14    250,030    114,303    112,820    1,000,000    184,124    182,642    1,000,000      302,540      301,057     1,000,000
   15    275,289    119,405    119,405    1,000,000    199,744    199,744    1,000,000      342,063      342,063     1,000,000
   16    301,810    124,081    124,081    1,000,000    215,749    215,749    1,000,000      385,469      385,469     1,000,000
   17    329,658    128,364    128,364    1,000,000    232,191    232,191    1,000,000      433,223      433,223     1,000,000
   18    358,899    132,293    132,293    1,000,000    249,134    249,134    1,000,000      485,847      485,847     1,000,000
   19    389,601    135,941    135,941    1,000,000    266,671    266,671    1,000,000      543,938      543,938     1,000,000
   20    421,839    139,433    139,433    1,000,000    284,942    284,942    1,000,000      608,175      608,175     1,000,000
   21    455,688    141,916    141,916    1,000,000    303,264    303,264    1,000,000      678,856      678,856     1,000,000
   22    491,230    143,254    143,254    1,000,000    321,556    321,556    1,000,000      756,794      756,794     1,000,000
   23    528,549    143,297    143,297    1,000,000    339,734    339,734    1,000,000      842,964      842,964     1,000,000
   24    567,734    141,863    141,863    1,000,000    357,697    357,697    1,000,000      938,531      938,531     1,000,000
   25    608,878    138,711    138,711    1,000,000    375,313    375,313    1,000,000    1,044,300    1,044,300     1,096,515
   26    652,080    133,520    133,520    1,000,000    392,403    392,403    1,000,000    1,160,438    1,160,438     1,218,460
   27    697,441    125,870    125,870    1,000,000    408,739    408,739    1,000,000    1,287,910    1,287,910     1,352,305
   28    745,071    115,223    115,223    1,000,000    424,034    424,034    1,000,000    1,427,758    1,427,758     1,499,146
   29    795,082    100,946    100,946    1,000,000    437,972    437,972    1,000,000    1,581,108    1,581,108     1,660,164
   30    847,594     82,319     82,319    1,000,000    450,212    450,212    1,000,000    1,749,171    1,749,171     1,836,630

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                     $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                         MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55
                                        FEMALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                         GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                                                 OPTION 1 GUARANTEED VALUES

                            0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                         Gross Investment Return            Gross Investment Return             Gross Investment Return
                         -----------------------            -----------------------             -----------------------
          Premiums
          Paid Plus              Cash                                Cash                                   Cash
Policy    Interest    Cash       Surr       Death        Cash        Surr       Death         Cash          Surr       Death
Year       at 5%      Value      Value     Benefit       Value       Value     Benefit        Value         Value     Benefit
           -----      -----      -----     -------       -----       -----     -------        -----         -----     -------
    1     12,758     10,274        388    1,000,000      10,908      1,022    1,000,000       11,543        1,657    1,000,000
    2     26,153     20,247     10,361    1,000,000      22,144     12,258    1,000,000       24,116       14,231    1,000,000
    3     40,218     29,902     20,016    1,000,000      33,697     23,812    1,000,000       37,800       27,914    1,000,000
    4     54,986     39,218     29,827    1,000,000      45,555     36,164    1,000,000       52,678       43,287    1,000,000
    5     70,493     48,169     39,272    1,000,000      57,698     48,801    1,000,000       68,841       59,944    1,000,000
    6     86,775     56,720     48,317    1,000,000      70,097     61,695    1,000,000       86,377       77,975    1,000,000
    7    103,872     64,826     56,918    1,000,000      82,715     74,806    1,000,000      105,380       97,472    1,000,000
    8    121,823     72,426     65,012    1,000,000      95,492     88,078    1,000,000      125,936      118,522    1,000,000
    9    140,671     79,439     72,519    1,000,000     108,352    101,432    1,000,000      148,126      141,206    1,000,000
   10    160,462     85,776     79,350    1,000,000     121,207    114,781    1,000,000      172,038      165,612    1,000,000
   11    181,243     91,756     85,825    1,000,000     134,400    128,468    1,000,000      198,240      192,308    1,000,000
   12    203,063     96,851     92,402    1,000,000     147,401    142,953    1,000,000      226,427      221,978    1,000,000
   13    225,973    100,950     99,467    1,000,000     160,100    158,617    1,000,000      256,743      255,260    1,000,000
   14    250,030    103,926    102,443    1,000,000     172,366    170,883    1,000,000      289,355      287,872    1,000,000
   15    275,289    105,608    105,608    1,000,000     184,029    184,029    1,000,000      324,434      324,434    1,000,000
   16    301,810    105,765    105,765    1,000,000     194,861    194,861    1,000,000      362,161      362,161    1,000,000
   17    329,658    104,079    104,079    1,000,000     204,550    204,550    1,000,000      402,723      402,723    1,000,000
   18    358,899    100,126    100,126    1,000,000     212,689    212,689    1,000,000      446,328      446,328    1,000,000
   19    389,601     93,387     93,387    1,000,000     218,779    218,779    1,000,000      493,249      493,249    1,000,000
   20    421,839     83,268     83,268    1,000,000     222,248    222,248    1,000,000      543,882      543,882    1,000,000
   21    455,688     69,102     69,102    1,000,000     222,455    222,455    1,000,000      598,804      598,804    1,000,000
   22    491,230     50,147     50,147    1,000,000     218,675    218,675    1,000,000      658,831      658,831    1,000,000
   23    528,549     25,541     25,541    1,000,000     210,064    210,064    1,000,000      725,081      725,081    1,000,000
   24    567,734        (*)        (*)    1,000,000     195,569    195,569    1,000,000      799,054      799,054    1,000,000
   25    608,878        (*)        (*)    1,000,000     173,771    173,771    1,000,000      882,752      882,752    1,000,000
   26    652,080        (*)        (*)    1,000,000     142,711    142,711    1,000,000      978,740      978,740    1,027,677
   27    697,441        (*)        (*)    1,000,000      99,684     99,684    1,000,000    1,085,069    1,085,069    1,139,323
   28    745,071        (*)        (*)    1,000,000      40,930     40,930    1,000,000    1,200,974    1,200,974    1,261,022
   29    795,082        (*)        (*)    1,000,000         (*)        (*)    1,000,000    1,327,126    1,327,126    1,393,483
   30    847,594        (*)        (*)    1,000,000         (*)        (*)    1,000,000    1,464,218    1,464,218    1,537,428

ASSUMPTIONS:

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)  GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                     $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                         MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55
                                        FEMALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                         GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                                                   OPTION 2 CURRENT VALUES

                               0% Hypothetical                 6% Hypothetical                   12% Hypothetical
                         Gross Investment Return            Gross Investment Return            Gross Investment Return
                         -----------------------            -----------------------            -----------------------
         Premiums
         Paid Plus              Cash                               Cash                                   Cash
 Policy  Interest     Cash      Surr        Death       Cash       Surr        Death        Cash          Surr       Death
  Year     at 5%      Value     Value      Benefit      Value      Value      Benefit       Value         Value     Benefit
           -----      -----     -----      -------      -----      -----      -------       -----         -----     -------
    1     14,700     11,941      1,616    1,011,941     12,675     2,350    1,012,675       13,410        3,085    1,013,410
    2     30,135     23,563     13,238    1,023,563     25,762    15,437    1,025,762       28,049       17,724    1,028,049
    3     46,342     34,853     24,528    1,034,853     39,259    28,934    1,039,259       44,020       33,695    1,044,020
    4     63,359     45,797     35,988    1,045,797     53,160    43,351    1,053,160       61,434       51,625    1,061,434
    5     81,227     56,375     47,082    1,056,375     67,456    58,164    1,067,456       80,408       71,116    1,080,408
    6     99,988     66,567     57,791    1,066,567     82,137    73,361    1,082,137      101,072       92,296    1,101,072
    7    119,688     76,345     68,085    1,076,345     97,182    88,922    1,097,182      123,557      115,297    1,123,557
    8    140,372     85,671     77,927    1,085,671    112,558   104,814    1,112,558      147,994      140,250    1,147,994
    9    162,090     94,492     87,265    1,094,492    128,218   120,990    1,128,218      174,518      167,291    1,174,518
   10    184,895    102,758     96,047    1,102,758    144,110   137,399    1,144,110      203,273      196,561    1,203,273
   11    208,840    111,427    105,232    1,111,427    161,243   155,048    1,161,243      235,528      229,333    1,235,528
   12    233,982    119,461    114,814    1,119,461    178,585   173,939    1,178,585      270,500      265,854    1,270,500
   13    260,381    126,831    125,282    1,126,831    196,103   194,554    1,196,103      308,418      306,869    1,308,418
   14    288,100    133,509    131,960    1,133,509    213,762   212,214    1,213,762      349,534      347,985    1,349,534
   15    317,205    139,451    139,451    1,139,451    231,512   231,512    1,231,512      394,109      394,109    1,394,109
   16    347,765    144,877    144,877    1,144,877    249,568   249,568    1,249,568      442,707      442,707    1,442,707
   17    379,853    149,822    149,822    1,149,822    267,969   267,969    1,267,969      495,760      495,760    1,495,760
   18    413,546    154,332    154,332    1,154,332    286,770   286,770    1,286,770      553,753      553,753    1,553,753
   19    448,923    158,492    158,492    1,158,492    306,066   306,066    1,306,066      617,263      617,263    1,617,263
   20    486,070    162,444    162,444    1,162,444    326,018   326,018    1,326,018      686,987      686,987    1,686,987
   21    525,073    165,195    165,195    1,165,195    345,623   345,623    1,345,623      762,485      762,485    1,762,485
   22    566,027    166,588    166,588    1,166,588    364,683   364,683    1,364,683      844,146      844,146    1,844,146
   23    609,028    166,452    166,452    1,166,452    382,976   382,976    1,382,976      932,380      932,380    1,932,380
   24    654,179    164,593    164,593    1,164,593    400,240   400,240    1,400,240    1,027,608    1,027,608    2,027,608
   25    701,588    160,756    160,756    1,160,756    416,138   416,138    1,416,138    1,130,226    1,130,226    2,130,226
   26    751,368    154,608    154,608    1,154,608    430,236   430,236    1,430,236    1,240,585    1,240,585    2,240,585
   27    803,636    145,735    145,735    1,145,735    441,987   441,987    1,441,987    1,358,971    1,358,971    2,358,971
   28    858,518    133,627    133,627    1,133,627    450,720   450,720    1,450,720    1,485,597    1,485,597    2,485,597
   29    916,144    117,733    117,733    1,117,733    455,683   455,683    1,455,683    1,620,638    1,620,638    2,620,638
   30    976,651     97,490     97,490    1,097,490    456,069   456,069    1,456,069    1,764,267    1,764,267    2,764,267

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                     $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                         MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55
                                        FEMALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                         GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                                                 OPTION 2 GUARANTEED VALUES

                               0% Hypothetical                   6% Hypothetical                  12% Hypothetical
                         Gross Investment Return            Gross Investment Return            Gross Investment Return
                         -----------------------            -----------------------            -----------------------
         Premiums
         Paid Plus               Cash                              Cash                                   Cash
 Policy  Interest     Cash       Surr       Death        Cash      Surr       Death         Cash          Surr       Death
  Year     at 5%      Value      Value     Benefit       Value     Value     Benefit        Value         Value     Benefit
  ----     -----      -----      -----     -------       -----     -----     -------        -----         -----     -------
    1     14,700     11,936      1,611    1,011,936     12,670     2,345    1,012,670       13,404        3,079    1,013,404
    2     30,135     23,539     13,214    1,023,539     25,737    15,412    1,025,737       28,022       17,697    1,028,022
    3     46,342     34,788     24,463    1,034,788     39,189    28,864    1,039,189       43,946       33,621    1,043,946
    4     63,359     45,660     35,851    1,045,660     53,012    43,204    1,053,012       61,275       51,467    1,061,275
    5     81,227     56,123     46,831    1,056,123     67,182    57,890    1,067,182       80,110       70,818    1,080,110
    6     99,988     66,139     57,363    1,066,139     81,665    72,889    1,081,665      100,551       91,775    1,100,551
    7    119,688     75,654     67,394    1,075,654     96,411    88,151    1,096,411      122,696      114,436    1,122,696
    8    140,372     84,598     76,854    1,084,598    111,349   103,605    1,111,349      146,629      138,885    1,146,629
    9    162,090     92,878     85,650    1,092,878    126,380   119,152    1,126,380      172,419      165,192    1,172,419
   10    184,895    100,389     93,678    1,100,389    141,388   134,677    1,141,388      200,130      193,419    1,200,130
   11    208,840    107,497    101,302    1,107,497    156,750   150,555    1,156,750      230,355      224,160    1,230,355
   12    233,982    113,591    108,945    1,113,591    171,826   167,180    1,171,826      262,659      258,013    1,262,659
   13    260,381    118,542    116,993    1,118,542    186,455   184,906    1,186,455      297,096      295,548    1,297,096
   14    288,100    122,205    120,656    1,122,205    200,448   198,899    1,200,448      333,704      332,155    1,333,704
   15    317,205    124,390    124,390    1,124,390    213,558   213,558    1,213,558      372,472      372,472    1,372,472
   16    347,765    124,843    124,843    1,124,843    225,461   225,461    1,225,461      413,319      413,319    1,413,319
   17    379,853    123,226    123,226    1,123,226    235,724   235,724    1,235,724      456,060      456,060    1,456,060
   18    413,546    119,097    119,097    1,119,097    243,788   243,788    1,243,788      500,377      500,377    1,500,377
   19    448,923    111,942    111,942    1,111,942    248,984   248,984    1,248,984      545,830      545,830    1,545,830
   20    486,070    101,206    101,206    1,101,206    250,567   250,567    1,250,567      591,889      591,889    1,591,889
   21    525,073     86,330     86,330    1,086,330    247,744   247,744    1,247,744      637,950      637,950    1,637,950
   22    566,027     66,764     66,764    1,066,764    239,692   239,692    1,239,692      683,350      683,350    1,683,350
   23    609,028     41,964     41,964    1,041,964    225,546   225,546    1,225,546      727,356      727,356    1,727,356
   24    654,179     11,337     11,337    1,011,337    204,349   204,349    1,204,349      769,098      769,098    1,769,098
   25    701,588        (*)        (*)          (*)    174,940   174,940    1,174,940      807,453      807,453    1,807,453
   26    751,368        (*)        (*)          (*)    135,876   135,876    1,135,876      840,942      840,942    1,840,942
   27    803,636        (*)        (*)          (*)     85,404    85,404    1,085,404      867,682      867,682    1,867,682
   28    858,518        (*)        (*)          (*)     21,450    21,450    1,021,450      885,344      885,344    1,885,344
   29    916,144        (*)        (*)          (*)        (*)       (*)          (*)      891,298      891,298    1,891,298
   30    976,651        (*)        (*)          (*)        (*)       (*)          (*)      882,728      882,728    1,882,728

ASSUMPTIONS:

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)  GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           Separate Account Module
                                  #51276 .01
                               NWVLISEPACCT II

                              Life Co. Financials
                               Module #50257 .02
                                  NATLIFEFINWO

--------------------------------------------------------------------------------


                          Independent Auditors' Report

The Board of Directors and Contract Owners of
  Nationwide VLI Separate Account-2
  Nationwide Life Insurance Company:

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1995, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1995, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1996


--------------------------------------------------------------------------------

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               DECEMBER 31, 1995

ASSETS:
  Investments at market value:
    The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         62,614 shares (cost $1,038,589) ............................................      $  1,083,848
    Dreyfus Stock Index Fund (DryStkIx)
         271,861 shares (cost $4,342,422) ...........................................         4,676,009
    Fidelity VIP - Equity-Income Portfolio (FidEqInc)
         1,479,252 shares (cost $24,428,367) ........................................        28,505,182
    Fidelity VIP - Growth Portfolio (FidGro)
         1,134,365 shares (cost $33,508,734) ........................................        33,123,460
    Fidelity VIP - High Income Portfolio (FidHiInc)
         825,519 shares (cost $9,365,281) ...........................................         9,947,503
    Fidelity VIP - Overseas Portfolio (FidOSeas)
         676,060 shares (cost $10,850,506) ..........................................        11,526,815
    Fidelity VIP-II - Asset Manager Portfolio (FidAsMgr)
         1,172,533 shares (cost $16,833,524) ........................................        18,514,290
    Fidelity VIP-II - Contrafund Portfolio (FidContP)
         195,404 shares (cost $2,668,754) ...........................................         2,692,665
    Nationwide SAT - Capital Appreciation Fund (NWCapApp)
         212,307 shares (cost $2,582,301) ...........................................         2,861,899
    Nationwide SAT - Government Bond Fund (NWGvtBd)
         467,280 shares (cost $4,984,922) ...........................................         5,308,298
    Nationwide SAT - Money Market Fund (NWMyMkt)
         25,831,056 shares (cost $25,831,056) .......................................        25,831,056
    Nationwide SAT - Small Company Fund (NWSmCoFd)
         30,450 shares (cost $339,903) ..............................................           347,742
    Nationwide SAT - Total Return Fund (NWTotRet)
         1,926,298 shares (cost $20,615,292) ........................................        22,229,482
    Neuberger & Berman - Growth Portfolio (NBGro)
         351,272 shares (cost $8,083,142) ...........................................         9,083,899
    Neuberger & Berman - Limited Maturity Bond Portfolio (NBLtdMat)
         211,743 shares (cost $2,994,517) ...........................................         3,114,733
    Neuberger & Berman - Partners Portfolio (NBPart)
         216,170 shares (cost $2,643,081) ...........................................         2,859,928
    Oppenheimer - Bond Fund (OppBdFd)
         342,871 shares (cost $3,867,584) ...........................................         4,059,588
    Oppenheimer - Global Securities Fund (OppGlSec)
         397,052 shares (cost $5,971,306) ...........................................         5,955,777
    Oppenheimer - Multiple Strategies Fund (OppMult)
         349,048 shares (cost $4,730,069) ...........................................         5,078,650
    Strong VIP - Strong Discovery Fund II, Inc. (StDisc2)
         403,468 shares (cost $4,727,581) ...........................................         5,422,616
    Strong VIP - Strong International Stock Fund II, Inc. (StIntStk2)
         9,631 shares (cost $97,747) ................................................            98,431
    Strong VIP - Strong Special Fund II, Inc. (StSpec2)
         672,585 shares (cost $10,088,689) ..........................................        11,460,850
    TCI Portfolios - TCI Balanced (TCIBal)
         217,142 shares (cost $1,372,140) ...........................................         1,528,680
    TCI Portfolios - TCI Growth (TCIGro)
         868,667 shares (cost $8,887,302) ...........................................        10,476,124
    TCI Portfolios - TCI International (TCIInt)
         208,270 shares (cost $1,082,648) ...........................................         1,110,078
    Van Eck - Gold and Natural Resources Fund (VEGoldNR)
         244,680 shares (cost $3,489,920) ...........................................         3,528,286
    Van Eck - Worldwide Bond Fund (VEWrldBd)
         182,821 shares (cost $1,985,685) ...........................................         2,036,622
    Van Kampen American Capital - Real Estate Securities Fund (VKACRESec)
         28,825 shares (cost $299,720) ..............................................           309,583
    Warburg Pincus - International Equity Portfolio (WPIntEq)
         158,334 shares (cost $1,656,897) ...........................................         1,686,256
    Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)
         273,996 shares (cost $3,188,845) ...........................................         3,427,686
                                                                                           ------------
             Total assets ...........................................................       237,886,036

    ACCOUNTS PAYABLE ................................................................           816,393
                                                                                           ------------
    CONTRACT OWNERS' EQUITY .........................................................      $237,069,643
                                                                                           ============

Contract owners' equity represented by:

                                                                                           UNITS         UNIT VALUE
                                                                                         ---------       ----------
 Single Premium contracts issued prior to April 16, 1990:
   Fidelity VIP - Equity-Income Portfolio .......................................           13,681       $26.373971    $    360,822
   Fidelity VIP - Growth Portfolio ..............................................            9,046        30.259267         273,725
   Fidelity VIP - High Income Portfolio .........................................            3,417        21.685282          74,099
   Fidelity VIP - Overseas Portfolio ............................................            9,048        17.526172         158,577
   Fidelity VIP-II - Asset Manager Portfolio ....................................            1,075        18.081878          19,438
   Nationwide SAT - Government Bond Fund ........................................            2,984        19.357639          57,763
   Nationwide SAT - Money Market Fund ...........................................            9,556        14.287454         136,531
   Nationwide SAT - Total Return Fund ...........................................            1,195        22.138653          26,456
   Neuberger & Berman - Growth Portfolio ........................................            5,776        22.976381         132,712
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................            4,610        15.906671          73,330
   Oppenheimer - Global Securities Fund .........................................            1,656        11.503363          19,050
   Strong VIP - Strong Special Fund II, Inc. ....................................              319        18.309087           5,841
   TCI Portfolios - TCI Growth ..................................................            8,480        25.381408         215,234
   Van Eck - Gold and Natural Resources Fund ....................................            4,617        12.839256          59,279
   Van Eck - Worldwide Bond Fund ................................................               23        14.458585             333
   Van Kampen American Capital - Real Estate Securities Fund ....................            4,203        10.784280          45,326

 Single Premium contracts issued on or after April 16, 1990:
   The Dreyfus Socially Responsible Growth Fund, Inc. ...........................           10,235        14.242220         145,769
   Dreyfus Stock Index Fund .....................................................           57,341        13.621789         781,087
   Fidelity VIP - Equity-Income Portfolio .......................................          508,482        21.648958      11,008,105
   Fidelity VIP - Growth Portfolio ..............................................          435,011        20.999607       9,135,060
   Fidelity VIP - High Income Portfolio .........................................          124,646        22.388295       2,790,611
   Fidelity VIP - Overseas Portfolio ............................................          299,548        12.667544       3,794,537
   Fidelity VIP-II - Asset Manager Portfolio ....................................          354,042        17.721708       6,274,229
   Fidelity VIP-II - Contrafund Portfolio .......................................           63,736        11.071965         705,683
   Nationwide SAT - Capital Appreciation Fund ...................................           16,446        14.444672         237,557
   Nationwide SAT - Government Bond Fund ........................................          221,416        16.104612       3,565,819
   Nationwide SAT - Money Market Fund ...........................................        1,202,213        12.028786      14,461,163
   Nationwide SAT - Small Company Fund ..........................................           18,120        11.410311         206,755
   Nationwide SAT - Total Return Fund ...........................................          136,950        19.154939       2,623,269
   Neuberger & Berman - Growth Portfolio ........................................          167,819        16.264834       2,729,548
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................           80,410        13.684722       1,100,388
   Neuberger & Berman - Partners Portfolio ......................................           59,329        13.495873         800,697
   Oppenheimer - Bond Fund ......................................................           91,827        16.056725       1,474,441
   Oppenheimer - Global Securities Fund .........................................          103,965        11.413379       1,186,592
   Oppenheimer - Multiple Strategies Fund .......................................          124,127        16.404926       2,036,294
   Strong VIP - Strong Discovery Fund II, Inc. ..................................          130,968        16.214896       2,123,632
   Strong VIP - Strong International Stock Fund II, Inc. ........................            2,862        10.226632          29,269
   Strong VIP - Strong Special Fund II, Inc. ....................................          162,203        18.074367       2,931,717
   TCI Portfolios - TCI Balanced ................................................           38,974        12.914886         503,345
   TCI Portfolios - TCI Growth ..................................................          229,772        17.116040       3,932,787
   TCI Portfolios - TCI International ...........................................           41,356        10.403803         430,260
   Van Eck - Gold and Natural Resources Fund ....................................          118,139        14.230388       1,681,164
   Van Eck - Worldwide Bond Fund ................................................           55,939        14.170551         792,686
   Van Kampen American Capital - Real Estate Securities Fund ....................           12,834        10.765797         138,168
   Warburg Pincus - International Equity Portfolio ..............................           68,691        10.661502         732,349
   Warburg Pincus - Small Company Growth Portfolio ..............................           93,602        12.430586       1,163,528

 Multiple Payment contracts and Flexible Premium contracts:
   The Dreyfus Socially Responsible Growth Fund, Inc. ...........................           65,138        14.401809         938,105
   Dreyfus Stock Index Fund .....................................................          282,759        13.775382       3,895,113
   Fidelity VIP - Equity-Income Portfolio .......................................          771,429        22.215745      17,137,870
   Fidelity VIP - Growth Portfolio ..............................................        1,116,041        21.256059      23,722,633
   Fidelity VIP - High Income Portfolio .........................................          339,950        20.852993       7,088,975
   Fidelity VIP - Overseas Portfolio ............................................          554,741        13.645033       7,569,459
   Fidelity VIP-II - Asset Manager Portfolio ....................................          764,633        15.982529      12,220,769
   Fidelity VIP-II - Contrafund Portfolio .......................................          179,024        11.099135       1,987,012
   Nationwide SAT - Capital Appreciation Fund ...................................          178,373        14.713230       2,624,443
   Nationwide SAT - Government Bond Fund ........................................          112,463        14.984933       1,685,251
   Nationwide SAT - Money Market Fund ...........................................          887,531        11.714295      10,396,800
   Nationwide SAT - Small Company Fund ..........................................           12,345        11.420759         140,989
   Nationwide SAT - Total Return Fund ...........................................        1,076,286        18.192762      19,580,615
   Neuberger & Berman - Growth Portfolio ........................................          389,800        15.962482       6,222,175
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................          148,223        13.096811       1,941,249
   Neuberger & Berman - Partners Portfolio ......................................          151,517        13.591346       2,059,320
   Oppenheimer - Bond Fund ......................................................          170,613        15.164813       2,587,314
   Oppenheimer - Global Securities Fund .........................................          411,619        11.542134       4,750,962
   Oppenheimer - Multiple Strategies Fund .......................................          188,985        16.100377       3,042,730
   Strong VIP - Strong Discovery Fund II, Inc. ..................................          199,781        16.514850       3,299,353
   Strong VIP - Strong International Stock Fund II, Inc. ........................            6,756        10.236021          69,155
   Strong VIP - Strong Special Fund II, Inc. ....................................          463,043        18.408627       8,523,986
   TCI Portfolios - TCI Balanced ................................................           77,950        13.155049       1,025,436
   TCI Portfolios - TCI Growth ..................................................          391,898        16.149061       6,328,785
   TCI Portfolios - TCI International ...........................................           64,755        10.477472         678,469
   Van Eck - Gold and Natural Resources Fund ....................................          114,539        15.612002       1,788,183
   Van Eck - Worldwide Bond Fund ................................................           93,956        13.253457       1,245,242
   Van Kampen American Capital - Real Estate Securities Fund ....................           11,685        10.792212         126,107
   Warburg Pincus - International Equity Portfolio ..............................           89,255        10.687672         953,928
   Warburg Pincus - Small Company Growth Portfolio ..............................          181,701        12.461074       2,264,190
                                                                                            ======       ==========    ------------
                                                                                                                       $237,069,643
                                                                                                                       ============

See accompanying notes to financial statements.
===============================================================================

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                  1995                  1994             1993
                                                                              -------------         ------------      ------------
INVESTMENT ACTIVITY:
    Reinvested capital gains and dividends .........................          $   6,764,208            3,376,057           974,676
                                                                              -------------         ------------      ------------
    Gain (loss) on investments:
         Proceeds from redemption of mutual fund shares ............            163,574,836          184,340,809       115,961,691
         Cost of mutual fund shares sold ...........................           (154,208,870)        (184,441,475)     (113,135,035)
                                                                              -------------         ------------      ------------
         Realized gain (loss) on investments .......................              9,365,966             (100,666)        2,826,656
         Change in unrealized gain (loss) on investments ...........             17,134,325           (3,604,010)        1,224,589
                                                                              -------------         ------------      ------------
              Net gain (loss) on investments .......................             26,500,291           (3,704,676)        4,051,245
                                                                              -------------         ------------      ------------
                   Net investment activity .........................             33,264,499             (328,619)        5,025,921
                                                                              -------------         ------------      ------------

EQUITY TRANSACTIONS:
    Purchase payments received from contract owners ................            106,694,208           77,172,455        31,008,045
    Surrenders (note 2d) ...........................................             (4,970,867)          (1,308,994)         (559,275)
    Death benefits (note 4) ........................................               (143,265)             (15,398)         (360,580)
    Policy loans (net of repayments) (note 5) ......................             (2,529,830)          (2,980,396)       (1,781,013)
                                                                              -------------         ------------      ------------
                   Net equity transactions .........................             99,050,246           72,867,667        28,307,177
                                                                              -------------         ------------      ------------

EXPENSES:
    Deductions for surrender charges (note 2d) .....................               (364,725)            (116,899)          (24,490)
    Redemptions to pay cost of insurance charges
         and administrative charges (notes 2b and 2c) ..............            (14,110,656)          (5,382,393)       (1,539,443)
    Deductions for asset charges (note 3) ..........................             (1,747,342)            (879,737)         (430,173)
                                                                              -------------         ------------      ------------
                   Total expenses ..................................            (16,222,723)          (6,379,029)       (1,994,106)
                                                                              -------------         ------------      ------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ..............................            116,092,022           66,160,019        31,338,992
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ........................            120,977,621           54,817,602        23,478,610
                                                                              -------------         ------------      ------------
CONTRACT OWNERS' EQUITY END OF PERIOD ..............................          $ 237,069,643          120,977,621        54,817,602
                                                                              =============          ===========        ==========

See accompanying notes to financial statements.
===============================================================================

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1995, 1994 AND 1993


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

     The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

   (b) The Contracts

     Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

     Contract owners may invest in the following:

     The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro);

     Dreyfus Stock Index Fund (DryStkIx)(formerly Dreyfus Life and Annuity Index Fund, Inc. (DLAI));

     Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);

          Fidelity VIP - Equity-Income Portfolio (FidEqInc)
          Fidelity VIP - Growth Portfolio (FidGro)
          Fidelity VIP - High Income Portfolio (FidHiInc)
          Fidelity VIP - Overseas Portfolio (FidOSeas)

     Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);

          Fidelity VIP-II - Asset Manager Portfolio (FidAsMgr)
          Fidelity VIP-II - Contrafund Portfolio (FidContP)

     Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);

          Nationwide SAT - Capital Appreciation Fund (NWCapApp)
          Nationwide SAT - Government Bond Fund (NWGvtBd)
          Nationwide SAT - Money Market Fund (NWMyMkt)
          Nationwide SAT - Small Company Fund (NWSmCoFd)
          Nationwide SAT - Total Return Fund (NWTotRet)

     Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);

          Neuberger & Berman - Growth Portfolio (NBGro)
          Neuberger & Berman - Limited Maturity Bond Portfolio (NBLtdMat) Neuberger & Berman - Partners Portfolio (NBPart)

Funds of the Oppenheimer Variable Account Funds (Oppenheimer);

          Oppenheimer - Bond Fund (OppBdFd)
          Oppenheimer - Global Securities Fund (OppGlSec)
          Oppenheimer - Multiple Strategies Fund (OppMult)

     Funds of the Strong Variable Insurance Products Funds (Strong VIP);

          Strong VIP - Strong Discovery Fund II, Inc. (StDisc2)
          Strong VIP - Strong International Stock Fund II, Inc. (StIntStk2) Strong VIP - Strong Special Fund II, Inc. (StSpec2)

     Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);

          TCI Portfolios - TCI Balanced (TCIBal)
          TCI Portfolios - TCI Growth (TCIGro)
          TCI Portfolios - TCI International (TCIInt)

     Funds of the Van Eck Worldwide Insurance Trust (Van Eck) (formerly Van Eck Investment Trust);

          Van Eck - Gold and Natural Resources Fund (VEGoldNR)
          Van Eck - Worldwide Bond Fund (VEWrldBd) (formerly Van Eck - Global
                    Bond Fund (VEGlobBd))

     Fund of the Van Kampen American Capital Life Investment Trust (Van Kampen American Capital);

          Van Kampen American Capital - Real Estate Securities Fund
          (VKACRESec)

     Portfolios of the Warburg Pincus Trust (Warburg Pincus);

          Warburg Pincus - International Equity Portfolio (WPIntEq) Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)

     At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

  (c) Security Valuation, Transactions and Related Investment Income

     The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

  (d) Federal Income Taxes

     The operations of the Account form a part of, and are taxed with, the operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

     Currently, no charge is being made to the Account for Federal income taxes, or reserves for such taxes, which may be attributed to the Account. However, the Company reserves the right to make such charges in the future.

  (e) Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) POLICY CHARGES

  (a) Deductions from Premiums

     On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

  (b) Cost of Insurance

     A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

  (c) Administrative Charges

     For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

     Contracts issued prior to April 16, 1990:
          Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

     Contracts issued on or after April 16, 1990:
          Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
          Purchase payments totalling $25,000 or more - $50/year

     For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

     For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

The above charges are assessed against each contract by liquidating units.

  (d) Surrenders

     Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

     For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

     For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

     The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

  (3) ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

(4) DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5) POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6) SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

          - Beginning unit value - Jan. 1

          - Reinvested dividends and capital gains (This amount reflects the increase in the unit value due to dividend and capital gain distributions from the underlying mutual funds.)

          - Unrealized gain (loss)
            (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

          - Asset charges
            (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

          - Ending unit value - Dec. 31

          - Percentage increase (decrease) in unit value.
===============================================================================

===============================================================================

                                                                     Schedule I

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                 FIDEQINC        FIDGRO          FIDHIINC       FIDOSEAS
                                                 --------        ------          --------       --------
1995

Beginning unit value - Jan. 1                   $19.708533      22.566466       18.151674       16.131866
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            1.542607        .124738        1.314664         .123427
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            5.341041       7.828480        2.410020        1.428229
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.218210)      (.260417)       (.191076)       (.157350)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $26.373971      30.259267       21.685282       17.526172
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 34%             34%             19%             9%
============================================================================================================

1994

Beginning unit value - Jan. 1                   $18.583057      22.785679       18.612185       16.009316
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            1.395798       1.371061        1.706032         .082663
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            (.087894)     (1.381165)      (1.991707)        .196908
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.182428)      (.209109)       (.174836)       (.157021)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $19.708533      22.566466       18.151674       16.131866
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                  6%            (1)%            (2)%             1%
============================================================================================================

1993

Beginning unit value - Jan. 1                   $15.870837      19.270345       15.591886       11.777024
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains             .463717        .428707        1.282532         .275295
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            2.415095       3.287237        1.901458        4.091447
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.166592)      (.200610)       (.163691)       (.134450)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $18.583057      22.785679       18.612185       16.009316
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 17%            18%              19%             36%
============================================================================================================


                                                FIDASMGR        NWGVTBD          NWMYMKT        NWTOTRET
                                                --------        -------          -------        --------
1995

Beginning unit value - Jan. 1                   15.607540       16.457035       13.652006       17.312690
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .327932        1.167149         .768745        1.720678
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           2.304058        1.903991         .000000        3.293404
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.157652)       (.170536)       (.133297)       (.188119)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     18.081878       19.357639       14.287454       22.138653
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 16%            18%              5%             28%
==========================================================================================================

1994

Beginning unit value - Jan. 1                   16.778042       17.168348       13.267517       17.291720
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .815806        1.079469         .512535         .875020
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          (1.832732)      (1.633239)        .000000        (.688478)
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.153576)       (.157543)       (.128046)       (.165572)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     15.607540       16.457035       13.652006       17.312690
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                (7)%            (4)%             3%              0%
==========================================================================================================

1993

Beginning unit value - Jan. 1                   13.992516       15.826033       13.035884       15.738275
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .649736        1.013212         .357335         .643850
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           2.280467         .488744         .000000        1.067081
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.144677)       (.159641)       (.125702)       (.157486)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     16.778042       17.168348       13.267517       17.291720
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 20%             8%              2%              10%
==========================================================================================================

* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

             SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                            NBGRO       NBLTDMAT     OPPGLSEC     STSPEC2      TCIGRO
                                         ----------    ---------    ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            $17.608267    14.475203    11.358489    14.690448    19.544976
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .623265      .804090      .298934      .761035      .022491
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     4.945641      .771696     (.045712)    3.013032     6.032555
-------------------------------------------------------------------------------------------------------
Asset charges                              (.200792)    (.144318)    (.108348)    (.155428)    (.218614)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $22.976381    15.906671    11.503363    18.309087    25.381408
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     unit value*(a)                          30%          10%           1%          25%          30%
=======================================================================================================

1994

Beginning unit value - Jan. 1            $18.709214    14.635617    12.162716    14.315226    19.964524
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains     2.255334      .618309      .214436      .411358      .002137
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                    (3.185612)    (.641424)    (.903773)     .103258     (.236035)
-------------------------------------------------------------------------------------------------------
Asset charges                              (.170669)    (.137299)    (.114890)    (.139394)    (.185650)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $17.608267    14.475203    11.358489    14.690448    19.544976
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                      (6)%          (1)%        (7)%           3%         (2)%
=======================================================================================================

1993

Beginning unit value - Jan. 1            $17.686598     13.856975       **           **       18.270571
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .409995       .569917                               .049805
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .782366       .345457                              1.825395
-------------------------------------------------------------------------------------------------------
Asset charges                              (.169745)     (.136732)                             (.181247)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $18.709214     14.635617                             19.964524
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                       6%            6%                                     9%
=======================================================================================================


                                          VEGOLDNR     VEWRLDBD    VKACRESEC
                                         ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            11.677805    12.443161    10.000000
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .115292     1.008475      .092106
----------------------------------------------------------------------------
Unrealized gain (loss)                    1.160549     1.138120      .740132
----------------------------------------------------------------------------
Asset charges                             (.114390)    (.131171)    (.047958)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              12.839256    14.458585    10.784280
----------------------------------------------------------------------------
Percentage increase (decrease)
     unit value*(a)                         10%          16%         8%(b)
============================================================================

1994

Beginning unit value - Jan. 1            12.382561    12.729709       **
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .062321      .051271
----------------------------------------------------------------------------
Unrealized gain (loss)                    (.652194)    (.220753)
----------------------------------------------------------------------------
Asset charges                             (.114883)    (.117066)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              11.677805    12.443161
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                     (6)%         (2)%
============================================================================

1993

Beginning unit value - Jan. 1             7.583732        **          **
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .035765
----------------------------------------------------------------------------
Unrealized gain (loss)                    4.857738
----------------------------------------------------------------------------
Asset charges                             (.094674)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              12.382561
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                      63%
============================================================================

*  An annualized rate of return cannot be determined as:

   (a) Asset charges do not include the policy charges discussed in note 2; and

   (b) This investment option was not utilized for the entire year indicated.

** This investment option was not available or was not utilized.

===============================================================================
                                                          Schedule I, Continued

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                          DRYSRGRO      DRYSTKLX      FIDEQINC      FIDGRO      FIDHIINC     FIDOSEAS     FIDASMGR
                                         ----------    -----------   ----------   ----------   ----------   ----------   ----------
1995

Beginning unit value - Jan. 1            $10.722275     10.088849    16.234159    15.715602    18.805616    11.700527    15.350115
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .392053        .36133     1.269479      .086841     1.361583      .089493      .322418
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     3.289798      3.326196     4.390826     5.444880     2.491513     1.033414     2.260958
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.161906)     (.154595)    (.245506)    (.247716)    (.270417)    (.155890)    (.211783)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $14.242220     13.621789    21.648958    20.999607    22.388295    12.667544    17.721708
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                      33%           35%          33%          34%          19%           8%          15%
==================================================================================================================================

1994

Beginning unit value - Jan. 1            $10.702403     10.131165    15.360584    15.923752    19.350153    11.652241    16.559029
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .276372       .283260     1.152726      .957853     1.773098      .060146      .804872
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     (.117327)     (.195255)    (.073161)    (.966373)   (2.069306)     .144272    (1.806726)
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.139173)     (.130321)    (.205990)    (.199630)    (.248329)    (.156132)    (.207060)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $10.722275     10.088849    16.234159    15.715602    18.805616    11.700527    15.350115
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                      0%            0%            6%          (1)%         (3)%          0%          (7)%
==================================================================================================================================

1993

Beginning unit value - Jan. 1                 **       $10.000000    13.165400    13.515048    16.267831     8.602313    13.859040
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                   1.497818      .383884      .300564     1.337665      .201014      .643313
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                  (1.334006)    2.000061     2.300317     1.977956     2.983042     2.252405
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                                            (.032647)    (.188761)    (.192177)    (.233299)    (.134128)    (.195729)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                            $10.131165    15.360584    15.923752    19.350153    11.652241    16.559029
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                   1%(b)         17%          18%          19%          35%          19%
==================================================================================================================================

                                          FIDCONTP     NWCAPAPP     NWGVTBD
                                         ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            10.000000    11.312336    13.739287
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .142783      .642275      .972265
----------------------------------------------------------------------------
Unrealized gain (loss)                     .998389     2.653961     1.587542
----------------------------------------------------------------------------
Asset charges                             (.069207)    (.163900)    (.194482)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              11.071965    14.444672    16.104612
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                    11%(b)        28%          17%
============================================================================

1994

Beginning unit value - Jan. 1                **       11.563943    14.383265
----------------------------------------------------------------------------
Reinvested dividends and capital gains                  .182742      .902346
----------------------------------------------------------------------------
Unrealized gain (loss)                                 (.286826)   (1.366016)
----------------------------------------------------------------------------
Asset charges                                          (.147523)    (.180308)
----------------------------------------------------------------------------
Ending unit value - Dec. 31                           11.312336    13.739287
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                  (2)%        (4)%
============================================================================

1993

Beginning unit value - Jan. 1                 **      10.688742    13.305926
----------------------------------------------------------------------------
Reinvested dividends and capital gains                  .260088      .849957
----------------------------------------------------------------------------
Unrealized gain (loss)                                  .755302      .410720
----------------------------------------------------------------------------
Asset charges                                          (.140189)    (.183338)
----------------------------------------------------------------------------
Ending unit value - Dec. 31                           11.563943    14.383265
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                   8%           8%
============================================================================


 *   An annualized rate of return cannot be determined as:

         (a) Asset charges do not include the policy charges discussed in note 2; and

         (b) This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.
===============================================================================

===============================================================================
                                                          Schedule I, Continued

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                           NWMYMKT      NWSMCOFD     NWTOTRET      NBGRO       NBLTDMAT     NBPART       OPPBDFD
                                         -----------   ----------   ----------   ----------   ----------  -----------   ----------
1995

Beginning unit value - Jan. 1            $11.534440    10.000000    15.031721    12.508337    12.496729    10.018146    13.903136
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .648458      .017459     1.489410      .442496      .693794      .081860      .956955
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000     1.418328     2.856936     3.508824      .664378     3.550382     1.391543
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.154112)    (.025476)    (.223128)    (.194823)    (.170179)    (.154515)    (.194909)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $12.028786    11.410311    19.154939    16.264834    13.684722    13.495873    16.056725
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       4%         14%(b)        27%          30%           10%         35%          15%
=================================================================================================================================

1994

Beginning unit value - Jan. 1            $11.249231       **        15.066007    13.336899    12.679406    10.000000    14.362878
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .433762                   .760244     1.607088      .535454      .000000      .809172
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000                  (.597472)   (2.269450)    (.555628)     .072562    (1.086058)
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.148553)                 (.197058)    (.166200)    (.162503)    (.054416)    (.182856)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $11.534440                 15.031721    12.508337    12.496729    10.018146    13.903136
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       3%                        0%         (6)%         (1)%         0%(b)        (3)%
=================================================================================================================================

1993

Beginning unit value - Jan. 1            $11.092030       **        13.761364    12.652864    12.047601       **        12.872824
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .303567                   .561430      .293188      .495297                   .894915
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000                   .931322      .556715      .298894                   .774891
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.146366)                 (.188109)    (.165868)    (.162386)                 (.179752)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $11.249231                 15.066007    13.336899    12.679406                 14.362878
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       1%                        9%           5%           5%                       12%
=================================================================================================================================

                                             OPPGLSEC     OPPMULT      STDISC2
                                            ----------   ----------   ----------
1995

Beginning unit value - Jan. 1               11.309050    13.693997    12.144445
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .297396     1.103154      .211667
-------------------------------------------------------------------------------
Unrealized gain (loss)                       (.045694)    1.805769     4.042004
-------------------------------------------------------------------------------
Asset charges                                (.147373)    (.197994)    (.183220)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 11.413379    16.404926    16.214896
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                         1%          20%          34%
===============================================================================

1994

Beginning unit value - Jan. 1               12.152136    14.148115    13.003547
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .214078      .720350      .971167
-------------------------------------------------------------------------------
Unrealized gain (loss)                       (.900362)    (.993926)   (1.670283)
-------------------------------------------------------------------------------
Asset charges                                (.156802)    (.180542)    (.159986)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 11.309050    13.693997    12.144445
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       (7)%         (3)%         (7)%
===============================================================================

1993

Beginning unit value - Jan. 1               10.000000    12.362293    10.796269
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .000000      .546245      .809234
-------------------------------------------------------------------------------
Unrealized gain (loss)                       2.187580     1.411883     1.546688
-------------------------------------------------------------------------------
Asset charges                                (.035444)    (.172306)    (.148644)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 12.152136    14.148115    13.003547
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       22%(b)        14%         20%
===============================================================================


 *   An annualized rate of return cannot be determined as:

     (a) Asset charges do not include the policy charges discussed in note 2;
         and

     (b) This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                         STINTSTK2     STSPEC2      TCIBAL        TCIGRO       TCIINT     VEGOLDNR      VEWRLDBD
                                        -----------   ---------   ----------    ----------   ----------   ----------   ---------
1995

Beginning unit value - Jan. 1           $10.000000    14.552799    10.801955    13.226279     9.392654    12.988341    12.237880
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains     .041085      .753037      .305779      .015219      .000000      .127947      .990055
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     .209467     2.978850     1.961461     4.076606     1.136602     1.287916     1.118852
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                             (.023920)    (.210319)    (.154309)    (.202064)    (.125453)    (.173816)    (.176236)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31             $10.226632    18.074367    12.914886    17.116040    10.403803    14.230388    14.170551
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                     2%(b)         24%          20%          29%          11%          10%          16%
================================================================================================================================

1994

Beginning unit value - Jan. 1               **       $14.230663    10.876445    13.557427    10.000000    13.820369    12.563474
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                  .407898      .260556      .001450      .000000      .069418      .050533
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                  .103521     (.194370)    (.160376)    (.554327)    (.726294)    (.218292)
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                                          (.189283)    (.140676)    (.172222)    (.053019)    (.175152)    (.157835)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                          $14.552799    10.801955    13.226279     9.392654    12.988341    12.237880
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                                    2%         (1)%         (2)%         (6)%(b)      (6)%         (3)%
================================================================================================================================

1993

Beginning unit value - Jan. 1               **       $11.518529    10.232336    12.451309        **        8.494453    11.809827
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                  .057229      .193813      .033826                   .039957      .949184
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                 2.823424      .587650     1.241015                  5.430795     (.037350)
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                                          (.168519)    (.137354)    (.168723)                 (.144836)    (.158187)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                          $14.230663    10.876445     13.557427                13.820369    12.563474
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                                   24%           6%            9%                      63%           6%
================================================================================================================================

                                           VKACRESEC     WPINTEQ      WPSMCOGR
                                           ----------   ----------   ----------
1995

Beginning unit value - Jan. 1              10.000000    10.000000    10.000000
------------------------------------------------------------------------------
Reinvested dividends and capital gains       .091962      .077347      .000000
------------------------------------------------------------------------------
Unrealized gain (loss)                       .739397      .650501     2.501606
------------------------------------------------------------------------------
Asset charges                               (.065562)    (.066346)    (.071020)
------------------------------------------------------------------------------
Ending unit value - Dec. 31                10.765797    10.661502    12.430586
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                       8%(b)         7%(b)       24%(b)
==============================================================================

1994

Beginning unit value - Jan. 1                 **            **          **
------------------------------------------------------------------------------
Reinvested dividends and capital gains
------------------------------------------------------------------------------
Unrealized gain (loss)
------------------------------------------------------------------------------
Asset charges
------------------------------------------------------------------------------
Ending unit value - Dec. 31
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)
==============================================================================

1993

Beginning unit value - Jan. 1                 **            **          **
------------------------------------------------------------------------------
Reinvested dividends and capital gains
------------------------------------------------------------------------------
Unrealized gain (loss)
------------------------------------------------------------------------------
Asset charges
------------------------------------------------------------------------------
Ending unit value - Dec. 31
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)
==============================================================================

*   An annualized rate of return cannot be determined as:

     (a)  Asset charges do not include the policy charges discussed in note 2;
          and

     (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                               DrySRGro               DryStkIx         FidEqInc         FidGro         FidHiInc
                                               --------               --------         --------         ------         --------

1995
Beginning unit value - Jan. 1                  $10.788547              10.151919       16.576413       15.828463       17.428943
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .396430                .364933        1.297971         .087506        1.262495
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           3.317353               3.354508        4.496038        5.494030        2.316172
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.100521)              (.095978)       (.154677)       (.153940)       (.154617)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $14.401809              13.775382       22.215745       21.256059       20.852993
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 33%                     36%             34%             34%             20%
====================================================================================================================================

1994
Beginning unit value - Jan. 1                  $10.715005              10.143796       15.606442       15.958341       17.844401
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .278073                .284601        1.172669         .960381        1.635883
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           (.118575)              (.195976)       (.073581)       (.966828)      (1.910067)
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.085956)              (.080502)       (.129117)       (.123431)       (.141274)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.788547              10.151919       16.576413       15.828463       17.428943
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 1%                      0%              6%             (1)%            (2)%
====================================================================================================================================

1993
Beginning unit value - Jan. 1                  $10.000000              10.000000       13.308899       13.476298       14.926526
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .031142               1.499665         .389191         .299849        1.227974
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .703426              (1.335764)       2.026087        2.300419        1.821967
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.019563)              (.020105)       (.117735)       (.118225)       (.132066)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.715005              10.143796       15.606442       15.958341       17.844401
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                7%(b)                  1%(b)            17%             18%              20%
====================================================================================================================================


                                               FidOSeas        FidAsMgr        FidContP        NWCapApp        NWGvtBd
                                               --------        --------        --------        --------        -------

1995
Beginning unit value - Jan. 1                  12.540728       13.774855       10.000000       11.465403       12.720514
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .095965         .289466         .143118         .653781         .903001
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          1.111417        2.035460         .998657        2.696528        1.472503
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.103077)       (.117252)       (.042640)       (.102482)       (.111085)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    13.645033       15.982529       11.099135       14.713230       14.984933
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 9%              16%            11%(b)           28%             18%
========================================================================================================================

1994
Beginning unit value - Jan. 1                  12.426854       14.785784           **          11.662121       13.250482
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .064174         .719044                         .184927         .833925
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           .152413       (1.615920)                       (.289863)      (1.261429)
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.102713)       (.114053)                       (.091782)       (.102464)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    12.540728       13.774855                       11.465403       12.720514
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 1%             (7)%                                (2)%            (4)%
========================================================================================================================

1993
Beginning unit value - Jan. 1                   9.128094       12.312732           **          10.725293       12.196370
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .213405         .571816                         .261975         .781559
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          3.173177        2.008516                         .761628         .376228
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.087822)       (.107280)                       (.086775)       (.103675)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    12.426854       14.785784                       11.662121       13.250482
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                36%              20%                             9%              9%
========================================================================================================================


*    An annualized rate of return cannot be determined as:
  (a)  Asset charges do not include the policy charges discussed in note 2; and
  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                NWMyMkt        NWSmCoFd         NWTotRet         NBGro          NBLtdMat
                                                -------        --------         --------         -----          --------

1995

Beginning unit value - Jan. 1                  $11.176411      10.000000       14.205723       12.214794       11.900389
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .629782        .017475        1.413734         .432461         .661221
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000       1.418968        2.703396        3.432609         .635177
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.091898)      (.015684)       (.130091)       (.117382)       (.099976)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $11.714295      11.420759       18.192762       15.962482       13.096811
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  5%           14%(b)           28%             31%              10%
=============================================================================================================================


1994
Beginning unit value - Jan. 1                  $10.845265          **          14.167308       12.959107       12.014277
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .419275                         .717782        1.562441         .507651
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000                        (.565055)      (2.207122)       (.526553)
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.088129)                       (.114312)       (.099632)       (.094986)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $11.176411                       14.205723       12.214794       11.900389
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  3%                              0%            (6)%            (1)%
=============================================================================================================================


1993
Beginning unit value - Jan. 1                  $10.639809          **          12.875439       12.232618       11.358230
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .291848                        .527331         .283612         .467224
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000                        .873117         .541815         .283278
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.086392)                      (.108579)       (.098938)       (.094455)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.845265                      14.167308       12.959107       12.014277
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  2%                             10%             6%              6%
=============================================================================================================================


                                                 NBPart          OppBdFd        OppGlSec        OppMult          StDisc2
                                                 ------          -------        --------        -------          -------

1995

Beginning unit value - Jan. 1                  $10.038887       13.065574       11.379737       13.372968       12.307607
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .082096         .902009         .299595        1.079776         .215562
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           3.565899        1.310232        (.045711)       1.766931        4.106245
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.095536)       (.113002)       (.091487)       (.119298)       (.114564)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $13.591346       15.164813       11.542134       16.100377       16.514850
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  35%            16%              1%              20%             34%
=========================================================================================================================


1994
Beginning unit value - Jan. 1                  $10.000000       13.430475       12.167250       13.747705       13.112678
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .000000         .759284         .214589         .702216         .983647
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .072401       (1.018698)       (.905246)       (.968729)      (1.689193)
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.033514)       (.105487)       (.096856)       (.108224)       (.099525)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.038887       13.065574       11.379737       13.372968       12.307607
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  0%             (3)%            (6)%            (3)%            (6)%
=========================================================================================================================


1993
Beginning unit value - Jan. 1                       **         $11.976650       10.000000       11.952042       10.832134
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                            .835328         .000000         .529802         .814568
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                            .721678        2.189077        1.368631        1.557980
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                                    (.103181)       (.021827)       (.102770)       (.092004)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                    $13.430475       12.167250       13.747705       13.112678
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                                  12%            22%(b)          15%              21%
=========================================================================================================================


*    An annualized rate of return cannot be determined as:

  (a)  Asset charges do not include the policy charges discussed in note 2; and

  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                              StIntStk2       StSpec2         TCIBal          TCIGro           TCIInt
                                              ---------       -------         -------         ------           ------

1995
Beginning unit value - Jan. 1                $10.000000      14.748256       10.948128       12.417011        9.412116
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .041121        .764407         .310910         .014289         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          .209625       3.027469        1.992508        3.834812        1.142911
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.014725)      (.131505)       (.096497)       (.117051)       (.077555)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                  $10.236021      18.408627       13.155049       16.149061       10.477472
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                               2%(b)           25%             20%             30%             11%
=======================================================================================================================


1994
Beginning unit value - Jan. 1                    **         $14.350073       10.968814       12.664593       10.000000
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                         .412806         .263602         .001356         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                         .103139        (.196764)       (.149703)       (.555221)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                                 (.117762)       (.087524)       (.099235)       (.032663)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                 $14.748256       10.948128       12.417011        9.412116
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                               3%              0%             (2)%           (6)%(b)
=======================================================================================================================


1993
Beginning unit value - Jan. 1                    **         $11.556788       10.267347       11.572833           **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                         .057587         .195102         .031592
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                        2.840017         .591395        1.156915
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                                 (.104319)       (.085030)       (.096747)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                 $14.350073       10.968814       12.664593
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                              24%              7%              9%
=======================================================================================================================


                                               VEGoldNR        VEWrldBd        VKACRESec       WPIntEq        WPSmCoGr
                                               --------        --------        ---------       -------        --------

1995
Beginning unit value - Jan. 1                 14.178501       11.388987       10.000000       10.000000       10.000000
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .140115         .923751         .092168         .077521         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         1.410450        1.041904         .740443         .651025        2.504833
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.117064)       (.101185)       (.040399)       (.040874)       (.043759)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   15.612002       13.253457       10.792212       10.687672       12.461074
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                10%            16%             8%(b)           7%(b)          25%(b)
=======================================================================================================================


1994
Beginning unit value - Jan. 1                 15.011706       11.633841           **               **             **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .075618         .046884
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         (.791458)       (.201583)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.117365)       (.090155)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   14.178501       11.388987
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                (6)%           (2)%
=======================================================================================================================


1993
Beginning unit value - Jan. 1                  9.180337       10.880964           **               **             **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .043340         .876895
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         5.884613        (.034094)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.096584)       (.089924)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   15.011706       11.633841
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                64%             7%
=======================================================================================================================


*    An annualized rate of return cannot be determined as:

  (a)  Asset charges do not include the policy charges discussed in note 2; and

  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available.


See note 6.
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Nationwide Life Insurance Company:

We have audited the consolidated financial statements of Nationwide Life Insurance Company (a wholly owned subsidiary of Nationwide Corporation) and subsidiaries as listed in the accompanying index. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Participating insurance and the related surplus are discussed in note 12. The Company and its counsel are of the opinion that the ultimate ownership of the participating surplus in excess of the contemplated equitable policyholder dividends belongs to the shareholder. The accompanying consolidated financial statements are presented on such basis.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities.

In 1993, the Company adopted the provisions of SFAS No. 109, Accounting for Income Taxes and SFAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions.


                                                   KPMG Peat Marwick LLP


Columbus, Ohio
February 26, 1996

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

                          Consolidated Balance Sheets
                           December 31, 1995 and 1994

                                (000's omitted)

                                        ASSETS                                                1995               1994
                                        ------                                          -----------------   ----------------
Investments (notes 5, 8 and 9):
  Securities available-for-sale, at fair value:
     Fixed maturities (cost $13,438,630 in 1995; $8,318,865 in 1994)                       $ 14,167,377        8,045,906
     Equity securities (cost $27,362 in 1995; $18,372 in 1994)                                   33,718           24,713
   Fixed maturities held-to-maturity, at amortized cost (fair value $3,602,310 in 1994)           -            3,688,787
   Mortgage loans on real estate                                                              4,786,599        4,222,284
   Real estate                                                                                  239,089          252,681
   Policy loans                                                                                 370,908          340,491
   Other long-term investments                                                                   67,280           63,914
   Short-term investments (note 13)                                                              45,732          131,643
                                                                                            -----------      -----------
                                                                                             19,710,703       16,770,419
                                                                                            -----------      -----------

Cash                                                                                             10,485            7,436
Accrued investment income                                                                       239,881          220,540
Deferred policy acquisition costs                                                             1,094,195        1,064,159
Deferred Federal income tax                                                                        --             36,515
Other assets                                                                                    795,169          790,603
Assets held in Separate Accounts (note 8)                                                    18,763,678       12,222,461
                                                                                            -----------      -----------
                                                                                            $40,614,111       31,112,133
                                                                                            ===========      ===========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims (notes 6 and 8)                                            18,200,128       16,321,461
Policyholders' dividend accumulations                                                           353,554          338,058
Other policyholder funds                                                                         71,155           72,770
Accrued Federal income tax (note 7):

   Current                                                                                       34,064           13,126
   Deferred                                                                                     238,877                -
                                                                                            -----------      -----------
                                                                                                272,941           13,126
                                                                                            -----------      -----------
Other liabilities                                                                               284,143          235,778
Liabilities related to Separate Accounts (note 8)                                            18,763,678       12,222,461
                                                                                            -----------      -----------
                                                                                             37,945,599       29,203,654
                                                                                            -----------      -----------
Shareholder's equity (notes 3, 4, 5, 7, 12 and 13):
   Capital shares, $1 par value.  Authorized 5,000 shares, issued and
     outstanding 3,815 shares                                                                    3,815             3,815
   Additional paid-in capital                                                                   673,782          622,753
   Retained earnings                                                                          1,606,607        1,401,579
   Unrealized gains (losses) on securities available-for-sale, net                              384,308         (119,668)
                                                                                            -----------      -----------
                                                                                              2,668,512        1,908,479
                                                                                            -----------      -----------
Commitments and contingencies (notes 9 and 15)

                                                                                            $40,614,111       31,112,133
                                                                                            ===========      ===========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

                       Consolidated Statements of Income

                  Years ended December 31, 1995, 1994 and 1993
                                (000's omitted)

                                                                                      1995            1994            1993
                                                                                 ---------------  --------------  -------------
Revenues (note 16):

   Traditional life insurance premiums                                                 $  274,957      209,538       215,715
   Accident and health insurance premiums                                                 509,658      324,524       312,655
   Universal life and investment product policy charges                                   307,676      239,021       188,057
   Net investment income (note 5)                                                       1,482,980    1,289,501     1,204,426
   Realized gains (losses) on investments  (notes 5 and 13)                                   836      (16,384)      113,673
                                                                                       ----------   ----------    ----------
                                                                                        2,576,107    2,046,200     2,034,526
                                                                                       ----------   ----------    ----------
Benefits and expenses:

   Benefits and claims                                                                  1,656,287    1,279,763     1,236,906
   Provision for policyholders' dividends on participating policies (note 12)              48,074       46,061        53,189
   Amortization of deferred policy acquisition costs                                       93,044       94,744       102,134
   Other operating costs and expenses                                                     458,970      352,402       329,396
                                                                                       ----------   ----------    ----------
                                                                                        2,256,375    1,772,970     1,721,625
                                                                                       ----------   ----------    ----------
      Income before Federal income tax expense and cumulative effect of
        changes in accounting principles                                                 319,732      273,230       312,901
                                                                                       ----------   ----------    ----------

Federal income tax expense (note 7):

   Current                                                                                103,464       79,847        75,124
   Deferred                                                                                 3,790        9,657        31,634
                                                                                       ----------   ----------    ----------
                                                                                          107,254       89,504       106,758
                                                                                       ----------   ----------    ----------

      Income before cumulative effect of changes in accounting principles                 212,478      183,726       206,143

Cumulative effect of changes in accounting principles, net (note 3)                            --           --         5,365
                                                                                       ----------   ----------    ----------

      Net income                                                                       $  212,478      183,726       211,508
                                                                                       ==========   ==========    ==========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

                Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1995, 1994 and 1993
                                (000's omitted)

                                                                                             Unrealized
                                                                                           gains (losses)
                                                             Additional                    on securities        Total
                                                 Capital      paid-in        Retained      available-for-   shareholder's
                                                  shares      capital        earnings        sale, net          equity
                                                -----------   -----------   ----------- ----------------- ---------------
1993:

   Balance, beginning of year                     $   3,815      311,753    1,024,150          90,524       1,430,242
   Capital contributions                                 --      111,000           --              --         111,000
   Dividends paid to shareholder                         --           --      (17,805)             --         (17,805)
   Net income                                            --           --      211,508              --         211,508
   Unrealized losses on equity securities, net           --           --           --         (83,777)        (83,777)
                                                 ----------   ----------    ----------     ----------      ----------
   Balance, end of year                          $    3,815      422,753    1,217,853           6,747       1,651,168
                                                 ==========   ==========    =========      ==========      ==========

1994:

   Balance, beginning of year                         3,815      422,753    1,217,853           6,747       1,651,168
   Capital contribution                                  --      200,000           --              --         200,000
   Net income                                            --           --      183,726              --         183,726
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 3)                           --           --           --         216,915         216,915
   Unrealized losses on securities available-
      for-sale, net                                      --           --           --        (343,330)       (343,330)
                                                 ----------   ----------   ----------      ----------      ----------
   Balance, end of year                          $    3,815      622,753    1,401,579        (119,668)      1,908,479
                                                 ==========   ==========   ==========      ==========      ==========

1995:

   Balance, beginning of year                         3,815      622,753    1,401,579        (119,668)      1,908,479
   Capital contribution (note 13)                        --       51,029           --          (4,111)         46,918
   Dividends paid to shareholder                         --           --       (7,450)             --          (7,450)
   Net income                                            --           --      212,478              --         212,478
   Unrealized gains on securities available-
       for-sale, net                                     --           --           --         508,087         508,087
                                                 ----------   ----------   ----------      ----------      ----------
   Balance, end of year                          $    3,815      673,782    1,606,607         384,308       2,668,512
                                                 ==========   ==========   ==========      ==========      ==========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

                     Consolidated Statements of Cash Flows

                  Years ended December 31, 1995, 1994 and 1993
                                (000's omitted)

                                                                                     1995            1994            1993
                                                                               --------------    ------------     -----------
  Cash flows from operating activities:

   Net income                                                                    $   212,478        183,726        211,508
   Adjustments to reconcile net income to net cash provided by operating activities:

         Capitalization of deferred policy acquisition costs                        (349,456)      (264,434)      (191,994)
         Amortization of deferred policy acquisition costs                            93,044         94,744        102,134
         Amortization and depreciation                                                10,319          6,207         11,156
         Realized losses (gains) on invested assets, net                                 717         15,949       (113,648)
         Deferred Federal income tax expense (benefit)                                 4,023         (2,166)        (6,006)
         Increase in accrued investment income                                       (19,341)       (29,654)        (4,218)
         Increase in other assets                                                     (3,227)      (112,566)      (549,277)
         Increase in policy liabilities                                              198,200      1,038,641        509,370
         Increase in policyholders' dividend accumulations                            15,496         15,372         17,316
         Increase in accrued Federal income tax payable                               20,938            832         16,838
         Increase in other liabilities                                                48,365         17,826         26,958
         Other, net                                                                  (20,556)       (19,303)       (11,745)
                                                                                 -----------    -----------    ------------
            Net cash provided by operating activities                                211,000        945,174         18,392
                                                                                 -----------    -----------    -----------

Cash flows from investing activities:

   Proceeds from maturity of securities available-for-sale                           706,442        579,067             --
   Proceeds from sale of securities available-for-sale                               131,420        247,876         247,502
   Proceeds from maturity of fixed maturities held-to-maturity                       633,173        516,003       1,192,093
   Proceeds from sale of fixed maturities                                                 --             --          33,959
   Proceeds from repayments of mortgage loans on real estate                         215,134        220,744         146,047
   Proceeds from sale of real estate                                                  48,477         46,713          23,587
   Proceeds from repayments of policy loans and sale of other invested assets         79,620        134,998          59,643
   Cost of securities available-for-sale acquired                                 (2,232,047)    (2,569,672)        (12,550)
   Cost of fixed maturities held-to-maturity acquired                               (669,449)      (675,835)     (2,016,831)
   Cost of mortgage loans on real estate acquired                                   (821,078)      (627,025)       (475,336)
   Cost of real estate acquired                                                      (10,970)       (15,962)         (8,827)
   Policy loans issued and other invested assets acquired                            (92,904)      (118,012)        (76,491)
                                                                                 -----------    -----------    ------------
            Net cash used in investing activities                                 (2,012,182)    (2,261,105)      (887,204)
                                                                                 -----------    -----------    -----------

Cash flows from financing activities:

   Proceeds from capital contributions                                                46,918        200,000        111,000
   Dividends paid to shareholder                                                      (7,450)            --        (17,805)
   Increase in universal life and investment product account balances              3,202,135      3,640,958      2,249,740
   Decrease in universal life and investment product account balances             (1,523,283)    (2,449,580)    (1,458,504)
                                                                                 -----------    -----------    -----------
            Net cash provided by financing activities                              1,718,320      1,391,378        884,431
                                                                                 -----------    -----------    -----------

Net (decrease) increase in cash and cash equivalents                                 (82,862)        75,447         15,619

Cash and cash equivalents, beginning of year                                         139,079         63,632         48,013
                                                                                 -----------    -----------    -----------
Cash and cash equivalents, end of year                                           $    56,217        139,079         63,632
                                                                                 ===========    ===========    ===========


See accompanying notes to consolidated financial statements.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

                 Notes to Consolidated Financial Statements

                       December 31, 1995, 1994 and 1993

                               (000's omitted)


(1)   ORGANIZATION AND DESCRIPTION OF BUSINESS

      Nationwide Life Insurance Company (NLIC) is a wholly owned subsidiary of Nationwide Corporation (Corp.). Wholly-owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC) (formerly known as Financial Horizons Life Insurance Company), West Coast Life Insurance Company (WCLIC), Employers Life Insurance Company of Wausau and subsidiaries (ELICW), National Casualty Company (NCC) and Nationwide Financial Services, Inc. (NFS). NLIC and its subsidiaries are collectively referred to as "the Company."

      NLIC, NLAIC, WCLIC and ELICW are life and accident and health insurers and NCC is a property and casualty insurer. The Company is licensed in all 50 states, the District of Columbia, the Virgin Islands and Puerto Rico. The Company offers a full range of life insurance, health insurance and annuity products through exclusive agents, brokers and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

      The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. See note 4.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(a) CONSOLIDATION POLICY

    The December 31, 1995 consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries NLAIC, WCLIC, ELICW, NCC and NFS. The December 31, 1994 and 1993 consolidated financial statements include the accounts of NLIC, NLAIC, WCLIC, NCC and NFS. The December 31, 1994 consolidated balance sheet also includes the accounts of ELICW, which was acquired by NLIC effective December 31, 1994. See Note 13. All significant intercompany balances and transactions have been eliminated.

(b) VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

    The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1995.

    Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

    Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances.

    Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

    In March, 1995, the Financial Accounting Standards Board (FASB) issued STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121 - ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF (SFAS 121). SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The statement is effective for fiscal years beginning after December 15, 1995 and earlier application is permitted. Previously issued consolidated financial statements shall not be restated. The Company will adopt SFAS 121 in 1996 and the impact on the consolidated financial statements is not expected to be material.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

(c) REVENUES AND BENEFITS

    TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life, limited-payment life, term life and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

    UNIVERSAL LIFE AND INVESTMENT PRODUCTS: Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual and group deferred annuities, annuities without life contingencies and guaranteed investment contracts. Revenues for universal life and investment products consist of asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances and interest credited to policy account balances.

    ACCIDENT AND HEALTH INSURANCE: Accident and health insurance premiums are recognized as revenue over the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(d) DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional life and individual health insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

(e) SEPARATE ACCOUNTS

    Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(f) FUTURE POLICY BENEFITS

    Future policy benefits for traditional life and individual health insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 6.

    Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

    Future policy benefits and claims for collectively renewable long-term disability policies (primarily discounted at 5.2%) and group long-term disability policies (primarily discounted at 5.5%) are the present value of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. The impact of reserve discounting is not material. Future policy benefits and claims on other group health insurance policies are not discounted.

(g) PARTICIPATING BUSINESS

    Participating business represents approximately 45% (45% in 1994 and 48% in 1993) of the Company's ordinary life insurance in force, 72% (72% in 1994 and 1993) of the number of policies in force, and 39% (41% in 1994 and 45% in 1993) of life insurance premiums. The provision for policyholder dividends is based on current dividend scales. Future dividends are provided for ratably in future policy benefits based on dividend scales in effect at the time the policies were issued. Dividend scales are approved by the Board of Directors.

    Income attributable to participating policies in excess of policyholder dividends is accounted for as belonging to the shareholder. See note 12.

(h) FEDERAL INCOME TAX

    NLIC, NLAIC, WCLIC and NCC file a consolidated Federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Corp. Through 1994, ELICW filed a consolidated Federal income tax return with Employers Insurance of Wausau A Mutual Company. Beginning in 1995, ELICW files a separate Federal income tax return.

    In 1993, the Company adopted STATEMENT OF FINANCIAL ACCOUNTING
    STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, which required a change from the deferred method of accounting for income tax of APB Opinion 11 to the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

    The Company has reported the cumulative effect of the change in method of accounting for income tax in the 1993 consolidated statement of income. See note 3.

(i) REINSURANCE CEDED

    Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(j) CASH EQUIVALENTS

    For purposes of the consolidated statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

         (k) RECLASSIFICATION

             Certain items in the 1994 and 1993 consolidated financial statements have been reclassified to conform to the 1995 presentation.

(3)      CHANGES IN ACCOUNTING PRINCIPLES

         Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 115 - ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $6,593,844 and $7,024,736, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994 has been recorded as a direct credit to shareholder's equity as follows:

           Excess of fair value over amortized cost of fixed maturity
             securities available-for-sale                                      $ 430,892
           Adjustment to deferred policy acquisition costs                        (97,177)
           Deferred Federal income tax                                           (116,800)
                                                                                ---------
                                                                                $ 216,915
                                                                                =========

         During 1993, the Company adopted accounting principles in connection with the issuance of two accounting standards by the FASB. The effect as of January 1, 1993, the date of adoption, has been recognized in the 1993 consolidated statement of income as the cumulative effect of changes in accounting principles, as follows:

           Asset/liability method of recognizing income tax (note 2(h))         $ 26,344
           Accrual method of recognizing postretirement benefits other
             than pensions (net of tax benefit of $11,296) (note 11)             (20,979)
                                                                                --------
                                                                                $  5,365
                                                                                ========

(4)      BASIS OF PRESENTATION

         The consolidated financial statements have been prepared in accordance with GAAP. Annual Statements for NLIC and NLAIC, WCLIC, ELICW and NCC, filed with the Department of Insurance of the State of Ohio (the Department), California Department of Insurance, Wisconsin Insurance Department and Michigan Bureau of Insurance, respectively, are prepared on the basis of accounting practices prescribed or permitted by such regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         The statutory capital shares and surplus of NLIC as reported to regulatory authorities as of December 31, 1995, 1994 and 1993 was $1,363,031, $1,262,861 and $992,631, respectively. The statutory net income of NLIC as reported to regulatory authorities for the years ended December 31, 1995, 1994 and 1993 was $86,529, $76,532 and
         $185,943, respectively.

 LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

(5)      INVESTMENTS

         An analysis of investment income by investment type follows for the years ended December 31:

                                                                 1995             1994            1993
                                                            -------------     ------------    ------------
   Gross investment income:
    Securities available-for-sale:
     Fixed maturities                                         $  772,589         674,346              --
     Equity securities                                             1,436             550           7,230
    Fixed maturities held-to-maturity                            232,692         193,009         800,255
    Mortgage loans on real estate                                410,965         376,783         364,810
    Real estate                                                   39,222          40,280          39,684
    Short-term investments                                        12,249           6,990           5,080
    Other                                                         61,701          42,831          33,832
                                                              ----------      ----------      ----------
          Total investment income                              1,530,854       1,334,789       1,250,891
   Less investment expenses                                       47,874          45,288          46,465
                                                              ----------      ----------      ----------
          Net investment income                               $1,482,980       1,289,501       1,204,426
                                                              ==========      ==========      ==========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                 1995             1994           1993
                                                           ---------------   -------------  --------------
    Securities available-for-sale:
     Fixed maturities                                         $  6,792            (7,120)              --
     Equity securities                                           3,435             1,427          129,728
    Fixed maturities                                                --                --           20,225
    Mortgage loans on real estate                               (7,312)          (20,462)         (28,241)
    Real estate and other                                       (2,079)            9,771           (8,039)
                                                              --------          --------         --------
                                                              $    836           (16,384)         113,673
                                                              ========          ========         ========


         The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31:

                                                                                1995             1994
                                                                            ---------------   -------------
    Gross unrealized gains (losses)                                           $ 735,103         (266,618)
    Adjustment to deferred policy acquisition costs                            (143,851)          82,525
    Deferred Federal income tax                                                (206,944)          64,425
                                                                              ---------        ---------
                                                                              $ 384,308         (119,668)
                                                                              =========        =========

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturities held-to-maturity follows for the years ended December 31:

                                                                 1995             1994            1993
                                                            ---------------   -------------   -------------
    Securities available-for-sale:
     Fixed maturities                                         $ 1,001,706       (703,851)           --
     Equity securities                                                 15         (1,990)      (128,837)
    Fixed maturities held-to-maturity                              86,477       (421,427)       223,392
                                                              -----------    -----------    -----------
                                                              $ 1,088,198     (1,127,268)        94,555
                                                              ===========    ===========    ===========

 LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1995:

                                                                            Gross         Gross
                                                           Amortized     unrealized     unrealized     Estimated
                                                              cost          gains         losses       fair value
                                                         --------------  ------------ ------------- ---------------
 Fixed maturities:

  U.S. Treasury securities and obligations of U.S.
    government corporations and agencies                   $   438,109        36,714            (53)       474,770
  Obligations of states and political subdivisions               9,742         1,252             (1)        10,993
  Debt securities issued by foreign governments                162,442         9,641            (66)       172,017
  Corporate securities                                       8,902,494       524,796        (30,561)     9,396,729
  Mortgage-backed securities                                 3,925,843       196,645         (9,620)     4,112,868
                                                             ---------   -----------    -----------    -----------
      Total fixed maturities                                13,438,630       769,048        (40,301)    14,167,377
 Equity securities                                              27,362         6,441            (85)        33,718
                                                            ----------   -----------    -----------    -----------
                                                           $13,465,992       775,489        (40,386)    14,201,095
                                                           ===========   ===========    ============   ===========


The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows as of December 31, 1994:

                                                                            Gross         Gross
                                                           Amortized     unrealized     unrealized     Estimated
                                                              cost          gains         losses       fair value
                                                         -------------  ------------- ------------- ---------------
SECURITIES AVAILABLE-FOR-SALE
 Fixed maturities:
  U.S. Treasury securities and obligations of U.S.
      government corporations and agencies                    $  393,156        1,794       (18,941)      376,009
  Obligations of states and political subdivisions                 2,202           55           (21)        2,236
  Debt securities issued by foreign governments                  177,910          872        (9,205)      169,577
  Corporate securities                                         4,201,738       50,405      (128,698)    4,123,445
  Mortgage-backed securities                                   3,543,859       18,125      (187,345)    3,374,639
                                                              ----------    ----------    ----------    ---------
        Total fixed maturities                                 8,318,865       71,251      (344,210)    8,045,906
 Equity securities                                                18,372        6,637          (296)       24,713
                                                              ----------    ----------    ----------    ---------
                                                              $8,337,237       77,888      (344,506)    8,070,619
                                                              ==========    =========     ==========    =========

FIXED MATURITY SECURITIES HELD-TO-MATURITY
  Obligations of states and political subdivisions           $   11,613           92           (255)       11,450
  Debt securities issued by foreign governments                  16,131          111            (39)       16,203
  Corporate securities                                        3,661,043       34,180       (120,566)    3,574,657
                                                              ----------    ----------    ----------    ---------
                                                             $3,688,787       34,383       (120,860)    3,602,310
                                                              ==========    ==========    ==========    =========

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized          Estimated
                                                      cost            fair value
                                                    -----------       ------------

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
--------------------------------------------
Due in one year or less                             $   641,490         647,639
Due after one year through five years                 5,365,703       5,623,126
Due after five years through ten years                2,477,457       2,609,262
Due after ten years                                   1,028,137       1,174,482
                                                    -----------     -----------
                                                      9,512,787      10,054,509
Mortgage-backed securities                            3,925,843       4,112,868
                                                    -----------     -----------
                                                    $13,438,630      14,167,377
                                                    ===========     ===========

Proceeds from the sale of securities available-for-sale during 1995 and 1994 were $131,420 and $247,876, respectively, while proceeds from sales of investments in fixed maturity securities during 1993 were $33,959. Gross gains of $7,197 ($3,406 in 1994 and $2,413 in 1993) and gross losses of $2,309
($21,866 in 1994 and $39 in 1993) were realized on those sales.

During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $27,929 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $4,285.

As permitted by the FASB's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November, 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3,705,644, resulting in a gross unrealized gain of $171,531.

Investments that were non-income producing for the twelve month period preceding December 31, 1995 amounted to $28,958 ($11,513 for 1994) and consisted of $8,228 (none in 1994) in fixed maturity securities, $14,740 ($11,111 in 1994) in real estate and $5,990 ($402 in 1994) in other long-term investments.

Real estate is presented at cost less accumulated depreciation of $30,931 in 1995 ($29,275 in 1994) and valuation allowances of $26,250 in 1995 ($27,330 in
1994).

Other long-term investments are presented net of valuation allowances of $457 as of December 31, 1995. There were no such valuation allowances as of December 31, 1994.

As of December 31, 1995, the recorded investment of mortgage loans on real estate considered to be impaired (under STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN as amended by STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 118, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN - INCOME RECOGNITION AND DISCLOSURE) was $44,995, which includes $23,975 of impaired mortgage loans on real estate for which the related valuation allowance was $5,276 and $21,020 of impaired mortgage loans on real estate for which there was no valuation allowance. During 1995, the average recorded investment in impaired mortgage loans on real estate was approximately $22,621 and interest income recognized on those loans was $416, which is equal to interest income recognized using a cash-basis method of income recognition.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

    Activity in the valuation allowance account for mortgage loans on real estate is summarized for the year ended December 31, 1995:

                                                                1995
                                                              --------
    Allowance, beginning year                               $ 47,892
         Additions charged to operations                       7,653
         Direct write-downs charged against the allowance     (4,850)
                                                            --------
    Allowance, end of year                                  $ 50,695
                                                            ========

    Foresclosures of mortgage loans on real estate were $37,187 in 1994 and mortgage loans on real estate in process of foreclosure or in-substance foreclosed as of December 31, 1994 totaled $19,878, which approximated fair value.

    Fixed maturity securities with an amortized cost of $13,982 and $11,137 as of December 31, 1995 and 1994, respectively, were on deposit with various regulatory agencies as required by law.


(6) FUTURE POLICY BENEFITS AND CLAIMS

    The liability for future policy benefits for investment contracts represents approximately 82% and 81% of the total liability for future policy benefits as of December 31, 1995 and 1994, respectively. The average interest rate credited on investment product policies was approximately 6.5%, 6.5% and 7.0% for the years ended December 31, 1995, 1994 and 1993, respectively.

    The liability for future policy benefits for traditional life insurance and individual health insurance policies has been established based upon the following assumptions:

       INTEREST RATES:  Interest rates vary as follows:


                                                                                                   Health
          Year of issue                         Life Insurance                                    insurance
          --------------      ------------------------------------------------------------     ---------------
           1995               7.6%, not graded - permanent contracts with loan provisions         4.5%
                              7.7%, not graded - all other contracts
           1984-1994          6.0% to 10.5%, not graded                                           5.0% to 6.0%
           1966-1983          6.0% to 8.1%, graded over 20 years to 4.0% to 6.6%                  3.5% to 6.0%
           1965 and prior     generally lower than post 1965 issues                               3.5% to 4.0%


    WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

    MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

    Activity in the liability for unpaid claims and claim adjustment expenses is summarized for the years ended December 31:

                                                                      1995           1994            1993
                                                                     ----------    ----------    ---------
      Balance, beginning of year                                      $ 637,998      592,180      760,209
         Less reinsurance recoverables                                  438,761      430,720      547,683
                                                                      ---------    ---------    ---------
               Net balance, beginning of year                           199,237      161,460      212,526
                                                                      ---------    ---------    ---------
      Incurred related to:
         Current year                                                   425,907      273,299      309,721
         Prior years                                                    (17,203)     (26,156)     (26,248)
                                                                      ---------    ---------    ---------
            Total incurred                                              408,704      247,143      283,473
                                                                      ---------    ---------    ---------
      Paid related to:
         Current year                                                   290,605      175,700      208,978
         Prior years                                                    111,353       73,889      125,561
                                                                      ---------    ---------    ---------
            Total paid                                                  401,958      249,589      334,539
                                                                      ---------    ---------    ---------
      Unpaid claims of acquired companies                                 2,542       40,223         --
                                                                      ---------    ---------    ---------
               Net balance, end of year                                 208,525      199,237      161,460
         Plus reinsurance recoverables                                  491,321      438,761      430,720
                                                                      ---------    ---------    ---------
      Balance, end of year                                            $ 699,846      637,998      592,180
                                                                      =========    =========    =========

    Reinsurance recoverables include amounts from affiliates, as discussed in note 13, of $477,912, $430,936, $430,278 and $534,983 as of December 31,
    1995, 1994, 1993 and 1992, respectively.

    The provision for claims and claim adjustment expenses for prior years decreased in each of the three years ended December 31, 1995 due to lower-than-anticipated costs to settle accident and health insurance claims.


(7) FEDERAL INCOME TAX

    The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1995 and 1994 are as follows:

                                                                                       1995            1994
                                                                                     --------       --------
      Deferred tax assets:
       Future policy benefits                                                       $ 179,916      124,044
       Fixed maturity securities available-for-sale                                      --         95,536
       Liabilities in Separate Accounts                                               129,120       94,783
       Mortgage loans on real estate and real estate                                   26,062       25,632
       Other policyholder funds                                                         7,752        7,137
       Other assets and other liabilities                                              47,215       57,528
                                                                                    ---------    ---------
         Total gross deferred tax assets                                              390,065      404,660
                                                                                    ---------    ---------
      Deferred tax liabilities:
       Deferred policy acquisition costs                                              312,616      317,224
       Fixed maturity securities available-for-sale                                   266,184         --
       Equity securities available-for-sale and other
          long-term investments                                                         3,431        3,620
       Other                                                                           46,711       47,301
                                                                                    ---------    ---------
         Total gross deferred tax liabilities                                         628,942      368,145
                                                                                    ---------    ---------
                                                                                    $(238,877)      36,515
                                                                                    =========    =========

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

     The Company has determined that valuation allowances are not necessary as of December 31, 1995, 1994 and 1993 based on its analysis of future deductible amounts. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of Federal income tax paid within the statutory carryback period. In addition, for future deductible amounts for securities available-for-sale, affiliates of the Company which are included in the same consolidated Federal income tax return hold investments that could be sold for capital gains that could offset capital losses realized by the Company should securities available-for-sale be sold at a loss.

     Total Federal income tax expense for the years ended December 31, 1995, 1994 and 1993 differs from the amount computed by applying the U.S.
     Federal income tax rate to income before tax as follows:

                                                                 1995                      1994                    1993
                                                         ----------------------   ----------------------   ----------------------
                                                                Amount     %            Amount     %            Amount      %
                                                         ---------------  -----   --------------  ------   -------------  -------
      Computed (expected) tax expense                        $ 111,906    35.0       $  95,631    35.0      $ 109,515     35.0
      Tax exempt interest and dividends
         received deduction                                       (137)   (0.1)           (194)   (0.1)        (2,322)    (0.7)
      Current year increase in U.S. Federal
         income tax rate                                            --      --              --      --          1,704      0.5
      Other, net                                                (4,515)   (1.4)         (5,933)   (2.1)        (2,139)    (0.7)
                                                             ---------    ----       ---------    ----      ---------     ----
            Total (effective rate of each year)              $ 107,254    33.5       $  89,504    32.8      $ 106,758     34.1
                                                             =========    ====       =========    ====      =========     ====



     Total Federal income tax paid was $75,309, $87,576 and $58,286 during the years ended December 31, 1995, 1994 and 1993, respectively.

     Prior to 1984, the Life Insurance Company Income Tax Act of 1959 as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the consolidated financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA was approximately $35,344 as of December 31, 1995.

(8)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 107 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

     These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and,in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

       Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts are provided to make the fair value disclosures more meaningful.

       The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

       The following methods and assumptions were used by the Company in estimating its fair value disclosures:

         CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

         FIXED MATURITY AND EQUITY SECURITIES: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.


         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand.

         MORTGAGE LOANS ON REAL ESTATE: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

         INVESTMENT CONTRACTS: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

         POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life, universal life and supplementary contracts with
         life   contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

         POLICYHOLDERS' DIVIDEND ACCUMULATIONS AND OTHER POLICYHOLDER FUNDS:
         The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

    Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follow as of December 31, 1995 and 1994:


                                                     1995                          1994
                                           --------------------------   -------------------------
                                             Carrying      Estimated      Carrying     Estimated
                                              amount       fair value      amount      fair value
                                           -----------    -----------   -----------   -----------
ASSETS
------
Investments:
   Securities available-for-sale:
      Fixed maturities                     $14,167,377    14,167,377     8,045,906     8,045,906
      Equity securities                         33,718        33,718        24,713        24,713
   Fixed maturities held-to-maturity              --            --       3,688,787     3,602,310
   Mortgage loans on real estate             4,786,599     5,169,805     4,222,284     4,173,284
   Policy loans                                370,908       370,908       340,491       340,491
   Short-term investments                       45,732        45,732       131,643       131,643
Cash                                            10,485        10,485         7,436         7,436
Assets held in Separate Accounts            18,763,678    18,763,678    12,222,461    12,222,461

LIABILITIES
-----------
Investment contracts                        13,561,943    13,221,724    12,189,894    11,657,556
Policy reserves on life insurance contacts   3,695,814     3,659,074     3,170,085     2,934,384
Policyholders' dividend accumulations          353,554       353,554       338,058       338,058
Other policyholder funds                        71,155        71,155        72,770        72,770
Liabilities related to Separate Accounts    18,763,678    18,224,933    12,222,461    11,807,331


(9) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURES
    --------------------------------------------

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

    Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the
    contract.   Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 80% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $361,974 extending into 1996 were outstanding as of December 31, 1995.

    SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (22% in 1994) in any geographic area and no more than 2% (2% in 1994) with any one borrower.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

    The summary below depicts loans by remaining principal balance as of December 31, 1995 and 1994:

                                                                                              Apartment
                                                            Office    Warehouse     Retail     & other      Total
                                                          ---------   ---------   ---------   ---------   ---------
1995:
 East North Central                                      $ 140,732     110,361     534,814     184,201     970,108
 East South Central                                         23,978      15,653     183,790      84,588     308,009
 Mountain                                                     --        18,940     144,156      48,727     211,823
 Middle Atlantic                                           124,079      72,201     183,562      18,383     398,225
 New England                                                 9,594      39,526     153,644           1     202,765
 Pacific                                                   190,628     239,687     395,914     107,650     933,879
 South Atlantic                                            101,904      74,731     458,355     279,692     914,682
 West North Central                                        134,866      14,205      81,521      37,586     268,178
 West South Central                                         69,143      99,618     194,717     272,323     635,801
                                                          ---------   ---------   ---------   ---------   ---------
                                                          $ 794,924     684,922   2,330,473   1,033,151   4,843,470
                                                          =========   =========   =========   =========
     Less valuation allowances and unamortized discount                                                      56,871
                                                                                                          ---------
                Total mortgage loans on real estate, net                                                 $4,786,599
                                                                                                          =========


                                                                                              Apartment
                                                            Office    Warehouse     Retail     & other      Total
                                                          ---------   ---------   ---------   ---------   ---------
1994:
 East North Central                                      $ 109,233     103,499     540,686     191,489     944,907
 East South Central                                         24,298      10,803     127,845      76,897     239,843
 Mountain                                                    3,150      13,770     140,358      39,682     196,960
 Middle Atlantic                                            61,299      53,285     140,847      30,111     285,542
 New England                                                10,536      43,282     139,131           4     192,953
 Pacific                                                   195,393     210,930     397,911      68,768     873,002
 South Atlantic                                             87,150      81,576     424,150     210,354     803,230
 West North Central                                        127,760      11,766      80,854       4,738     225,118
 West South Central                                         51,013      84,796     184,923     194,788     515,520
                                                          ---------   ---------   ---------   ---------   ---------
                                                          $ 669,832     613,707   2,176,705     816,831   4,277,075
                                                          =========   =========   =========   =========
   Less valuation allowances and unamortized discount                                                        54,791
                                                                                                          ---------
        Total mortgage loans on real estate, net                                                         $4,222,284
                                                                                                          =========


(10)  PENSION PLAN
      ------------

      The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

      Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

    Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement
    Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

    Pension costs charged to operations by the Company during the years ended December 31, 1995, 1994 and 1993 were $14,105, $10,451 and $6,702, respectively.

    The Company's net accrued pension expense as of December 31, 1995 and 1994 was $1,376 and $1,836, respectively.

    The net periodic pension cost for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995, 1994 and 1993 follows:

                                                                 1995          1994          1993
                                                              ---------     ---------     ---------
     Service cost (benefits earned during the period)         $  64,524        64,740        47,694
     Interest cost on projected benefit obligation               95,283        73,951        70,543
     Actual return on plan assets                              (249,294)      (21,495)     (105,002)
     Net amortization and deferral                              143,353       (62,150)       20,832
                                                               ---------     ---------     ---------
                                                              $  53,866        55,046        34,067
                                                               =========     =========     =========

    Basis for measurements, net periodic pension cost:


                                                                    1995          1994          1993
                                                                 ---------     ---------     ---------
     Weighted average discount rate                                7.50%         5.75%         6.75%
     Rate of increase in future compensation levels                6.25%         4.50%         4.75%
     Expected long-term rate of return on plan assets              8.75%         7.00%         7.50%

    Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1995
    (post-merger) and the Nationwide Insurance Companies and Affiliates Retirement Plan as of December 31, 1995 (pre-merger) and 1994 follows:

                                                                   Post-merger     Pre-merger
                                                                      1995           1995           1994
                                                                   -----------    -----------    -----------
          Accumulated benefit obligation:

          Vested                                                   $ 1,236,730      1,002,079        914,850
          Nonvested                                                     26,503          8,998          7,570
                                                                   -----------    -----------    -----------
                                                                   $ 1,263,233      1,011,077        922,420
                                                                   ===========    ===========    ===========

     Net accrued pension expense:
        Projected benefit obligation for services rendered
           to date                                                 $ 1,780,616      1,447,522      1,305,547
        Plan assets at fair value                                    1,738,004      1,508,781      1,241,771
                                                                   -----------    -----------    -----------
           Plan assets (less than) in excess of  projected
              benefit obligation                                       (42,612)        61,259        (63,776)
        Unrecognized prior service cost                                 42,845         42,850         46,201
        Unrecognized net (gains) losses                                (63,130)       (86,195)        39,408
        Unrecognized net obligation (asset) at transition               41,305        (19,841)       (21,994)
                                                                   -----------    -----------    -----------
                                                                   $   (21,592)        (1,927)          (161)
                                                                   ===========    ===========    ===========

              NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
            (a wholly owned subsidiary of Nationwide Corporation)

            Notes to Consolidated Financial Statements, Continued

     Basis for measurements, funded status of plan:

                                                          Post-merger       Pre-merger
                                                             1995             1995              1994
                                                        ---------------  ---------------   ---------------
     Weighed average discount rate                           6.00%             6.00%            7.50%
     Rate of increase in future compensation levels          4.25%             4.25%            6.25%



     Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and ELICW. Prior to the merger, the assets of the Nationwide Insurance Companies and Affiliates Retirement Plan were invested in a group annuity contract of NLIC.

(11) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
     -------------------------------------------

     In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

     Effective January 1, 1993, the Company adopted the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 106 - EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (SFAS 106), which requires the accrual method of accounting for postretirement life and health care insurance benefits based on actuarially determined costs to be recognized over the period from the date of hire to the full eligibility date of employees who are expected to qualify for such benefits.

     The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation as of January 1, 1993. Accordingly, a noncash charge of $32,275 ($20,979 net of related income tax benefit) was recorded in the 1993 consolidated statement of income as a cumulative effect of a change in accounting principle. See note 3. The adoption of SFAS 106, including the cumulative effect of the change in accounting principle, increased the expense for postretirement benefits by $35,277 to $36,544 in 1993. Certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

     The Company's accrued postretirement benefit expense as of December 31, 1995 and 1994 was $51,490 and $36,001, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1995 and 1994 was $8,269 and $4,627, respectively.

     The amount of NPPBC for the plan as a whole for the years ended December 31, 1995, 1994 and 1993 was as follows:

                                                                                   1995            1994          1993
                                                                                 --------        --------      --------
     Service cost - benefits attributed to employee service during the year      $  6,235           8,586         7,090
     Interest cost on accumulated postretirement benefit obligation                14,151          14,011        13,928
     Actual return on plan assets                                                  (2,657)         (1,622)         --
     Amortization of unrecognized transition obligation of affiliates               2,966             568           568
     Net amortization and deferral                                                 (1,619)          1,622          --
                                                                                 --------        --------      --------
                                                                                 $ 19,076          23,165        21,586
                                                                                 ========        ========      ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

       Information regarding the funded status of the plan as a whole as of December 31, 1995 and 1994 follows:

                                                                                     1995          1994
                                                                                   ---------    ---------
       Accrued postretirement benefit expense:
          Retirees                                                                 $  88,680       76,677
          Fully eligible, active plan participants                                    28,793       22,013
          Other active plan participants                                              90,375       59,089
                                                                                   ---------    ---------
             Accumulated postretirement benefit obligation (APBO)                    207,848      157,779
          Plan assets at fair value                                                   54,325       49,012
                                                                                   ---------    ---------
             Plan assets less than accumulated postretirement benefit obligation    (153,523)    (108,767)
          Unrecognized transition obligation of affiliates                             1,827        6,577
          Unrecognized net gains                                                      (1,038)     (41,497)
                                                                                   ---------    ---------
                                                                                   $(152,734)    (143,687)
                                                                                   =========    =========


       Actuarial assumptions used for the measurement of the APBO as of December 31, 1995 and 1994 and the NPPBC for 1995, 1994 and 1993 were as follows:

                                                          1995          1995          1994          1994          1993
                                                          APBO         NPPBC          APBO          NPPBC         NPPBC
                                                       -----------   -----------   ------------  ------------  ------------
           Discount rate                                 6.75%            8%            8%            7%            8%
           Assumed health care cost trend rate:
               Initial rate                                11%           10%           11%           12%           14%
               Ultimate rate                                6%            6%            6%            6%            6%
               Uniform declining period                  12 Years      12 Years      12 Years      12 Years      12 Years

       The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1995 by $641 and the NPPBC for the year ended December 31, 1995 by $107.

(12)   REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND
       RESTRICTIONS
       -------------------------------------------------------------

       Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and each of its insurance subsidiaries exceed the minimum risk-based capital requirements.

       In accordance with the requirements of the New York statutes, the Company has agreed with the Superintendent of Insurance of that state that so long as participating policies and contracts are held by residents of New York, no profits on participating policies and contracts in excess of the larger of (a) ten percent of such profits or
       (b) fifty cents per year per thousand dollars of participating life insurance in force, exclusive of group term, as of the year-end shall inure to the benefit of the shareholder. Such New York statutes further provide that so long as such agreement is in effect, such excess of profits shall be exhibited as "participating policyholders' surplus" in annual statements filed with the Superintendent and shall be used only for the payment or apportionment of dividends to participating policyholders at least to the extent required by statute or for the purpose of making up any loss on participating policies.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

      In the opinion of counsel for the Company, the ultimate ownership of the entire surplus, however classified, of the Company resides with the shareholder, subject to the usual requirements under state laws and regulations that certain deposits, reserves and minimum surplus be maintained for the protection of the policyholders until all policy contracts are discharged.

      Based on the opinion of counsel with respect to the ownership of its surplus, the Company is of the opinion that the earnings attributable to participating policies in excess of the amounts paid as dividends to policyholders belong to the shareholder rather than the policyholders, and such earnings are so treated by the Company.

      The amount of shareholder's equity other than capital shares was $2,664,697, $1,904,664 and $1,647,353 as of December 31, 1995, 1994 and
      1993, respectively. The amount thereof not presently available for dividends to the shareholder due to the New York restrictions was $1,503,241, $929,934 and $954,037 as of December 31, 1995, 1994 and 1993,
      respectively.

      Ohio law limits the payment of dividends to shareholders. The maximum dividend that may be paid by the Company without prior approval of the Director of the Department is limited to the greater of statutory gain from operations of the preceding calendar year or 10% of statutory shareholder's surplus as of the prior December 31. Therefore, $2,468,687 of shareholder's equity, as presented in the accompanying consolidated financial statements, is so restricted as to dividend payments in 1996.

      Each of NLIC's insurance company subsidiaries are limited in their payment of dividends by the state insurance department of their respective state of domicile. As of December 31, 1995, the maximum amount of shareholder's equity available for dividend payment to NLIC in 1996 by its insurance company subsidiaries without prior approval are:

      Nationwide Life and Annuity Insurance Company   $10,143
      West Coast Life Insurance Company                13,153
      Employers Life Insurance Company of Wausau       10,132
      National Casualty Company                            --
                                                      -------
                                                      $33,428
                                                      =======


(13)  TRANSACTIONS WITH AFFILIATES
      ----------------------------

      On March 1, 1995, Corp. contributed all of the outstanding shares of Farmland Life Insurance Company (Farmland) to NLIC, which then merged Farmland into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46,918. The contribution of Farmland has been accounted for in a manner similar to a pooling of interests and accordingly, Farmland's results are included in the consolidated statements of income beginning January 1, 1995. However, prior period consolidated financial statements have not been restated due to the impact of Farmland being immaterial.

      Effective December 31, 1994, NLIC purchased all of the outstanding shares of ELICW from Wausau Service Corporation (WSC) for $155,000. NLIC transferred fixed maturity securities and cash with a fair value of $155,000 to WSC on December 28, 1994, which resulted in a realized loss of $19,239 on the disposition of the securities. The purchase price approximated both the historical cost basis and fair value of net assets of ELICW. ELICW has and will continue to share home office, other facilities, equipment and common management and administrative services with WSC.

      Certain annuity products are sold through three affiliated companies which are also subsidiaries of Corp. Total commissions and fees paid to these affiliates for the three years ended December 31, 1995 were $57,969, $50,470 and $44,577, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

      The Company shares home office, other facilities, equipment and common management and administrative services with affiliates.

      The Company participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1995 and 1994 were not material.

      During 1993, the Company sold equity securities with a market value $194,515 to NMIC, resulting in a realized gain of $122,823. With the proceeds, the Company purchased securities with a market value of $194,139 and cash of $376 from NMIC.

      Intercompany reinsurance contracts exist between NLIC and NMIC, NLIC and WCLIC, NLIC and NCC, WCLIC and NMIC and WCLIC and ELICW as of December 31, 1995. These contracts are immaterial to the consolidated financial statements.

      NCC participates in several 100% quota share reinsurance agreements with NMIC and Nationwide Mutual Fire Insurance Company, the minority shareholder of Corp. As a result of these agreements, the following assets and (liabilities) are included in the consolidated financial statements as of December 31, 1995 and 1994 for reinsurance ceded:

                                                                            1995          1994
                                                                        -----------   -----------
      Reinsurance recoverable                                           $ 590,379       541,289
      Unearned premium reserves                                          (112,467)     (110,353)
      Liability for unpaid claims and claim adjustment expense           (477,912)     (430,936)

      The ceding of reinsurance does not discharge the original insurer from primary liability to its policyholder. The insurer which assumes the coverage assumes the related liability and it is the practice of insurers to treat insured risks, to the extent of reinsurance ceded, as though they were risks for which the original insurer is not liable. Management believes the financial strength of NMIC reduces to an acceptable level any risk to NCC under these intercompany reinsurance agreements.

      ELICW assumes certain accident and health insurance business from Employers Insurance of Wausau A Mutual Company, an affiliate. During 1995, total premiums assumed by ELICW under the reinsurance agreement were $150,622.

      The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $21,644 and $92,531 as of December 31, 1995 and 1994, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

(14)  BANK LINES OF CREDIT
      --------------------

      As of December 31, 1995 and 1994, NLIC had $120,000 of confirmed but unused bank lines of credit which support a $100,000 commercial paper borrowing authorization.

(15)  CONTINGENCIES
      -------------

      The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Corporation)

             Notes to Consolidated Financial Statements, Continued

(16)  SEGMENT INFORMATION
      -------------------

      The Company operates in the long-term savings, life insurance and accident and health insurance lines of business in the life insurance and property and casualty insurance industries. Long-term savings operations include both qualified and non-qualified annuity contracts issued to both individuals and groups. Life insurance operations include whole life, universal life, variable universal life and endowment and term life insurance issued to individuals and groups. Accident and health insurance operations also provide coverage to individuals and groups. Corporate primarily includes investments, and the related investment income, which are not specifically allocated to one of the three operating segments. In addition, realized gains and losses on all general account investments are reported as a component of the corporate segment.

      During 1995, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

      The following table summarizes the revenues and income (loss) before Federal income tax expense and cumulative effect of changes in accounting principles for the years ended December 31, 1995, 1994 and 1993 and assets as of December 31, 1995, 1994 and 1993, by business segment.

                                                                                      1995           1994           1993
                                                                                 ------------    ------------   ------------
      Revenues:
           Long-term savings                                                     $  1,406,241       1,125,013      1,048,045
           Life insurance                                                             502,885         452,795        432,343
           Accident and health insurance                                              532,383         345,545        339,764
           Corporate                                                                  134,598         122,847        214,374
                                                                                 ------------    ------------   ------------
                                                                                 $  2,576,107       2,046,200      2,034,526
                                                                                 ============    ============   ============

      Income (loss) before Federal income tax expense and
          cumulative effect of changes in accounting principles:
           Long-term savings                                                          129,475          95,530         47,966
           Life insurance                                                              63,169          46,119         36,383
           Accident and health insurance                                              (12,521)         13,221         15,041
           Corporate                                                                  139,609         118,360        213,511
                                                                                 ------------    ------------   ------------
                                                                                 $    319,732         273,230        312,901
                                                                                 ============    ============   ============
      Assets:
           Long-term savings                                                       34,634,892      25,815,273     20,695,598
           Life insurance                                                           3,675,581       3,231,651      2,897,574
           Accident and health insurance                                              307,643         291,296        297,200
           Corporate                                                                1,995,995       1,773,913      1,515,989
                                                                                 ------------    ------------   ------------
                                                                                 $ 40,614,111      31,112,133     25,406,361
                                                                                 ============    ============   ============



                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT




This Post-Effective Amendment No. 2 to Form S-6 Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 97 pages.

Representations and Undertakings.

The Signatures.

Accountants' Consent


The following exhibits required by Forms N-8B-2 and S-6:

1.     Power of Attorney dated April 4, 1996                  An original Power of Attorney dated April 4, 1996 is
                                                              included in Post-Effective Amendment No. 8 to the
                                                              Registration Statement on Form N-4 of NACo Variable Account
                                                              (File No. 33-33425, 811-5999) on file with the Company.

2.     Resolution of the Depositor's Board of Directors       Included with the Registration Statement on Form N-8B-2 for
       authorizing the establishment of the Registrant,       the Nationwide VLI Separate Account-2 (File No.  811-5311),
       adopted                                                and hereby incorporated herein by reference.

3.     Distribution Contracts                                 Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account-2 (File No. 811-5311),
                                                              and hereby incorporated herein by reference.

4.     Form of Security                                       Filed previously with initial registration (File No.
                                                              33-63179) and is hereby incorporated by reference.

5.     Articles of Incorporation of Depositor                 Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account-2 (File No. 811-5311),
                                                              and hereby incorporated herein by reference.

6.     Application form of Security                           Filed previously with initial registration (File No.
                                                              33-63179) and is hereby incorporated by reference.

7.     Opinion of Counsel                                     Filed previously with initial registration (File No.
                                                              33-63179) and is hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS


The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) That the fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              ACCOUNTANTS' CONSENT


The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account - 2:




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                         KPMG Peat Marwick LLP

Columbus, Ohio
May 1, 1996

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-2 has duly caused this Post-Effective Amendment No. 2 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 28TH day of FEBRUARY, 1991.



                                            NATIONWIDE VLI SEPARATE ACCOUNT-2
                                            ---------------------------------
                                                       (Registrant)
(Seal)                                      NATIONWIDE LIFE INSURANCE COMPANY
                                            ---------------------------------
Attest:                                                  (Sponsor)

W. SIDNEY DRUEN                             By:       JOSEPH P. RATH
----------------------                      ---------------------------------
W. Sidney Druen                                        Joseph P. Rath
Assistant Secretary                              Vice President and Associate
                                                       General Counsel


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities indicated on the 28TH day of FEBRUARY, 1997.


              SIGNATURE                                    TITLE
LEWIS J. ALPHIN                                          Director
------------------------------------------
Lewis J. Alphin

KEITH W. ECKEL                                           Director
------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                         Director
------------------------------------------
Willard J. Engel

FRED C. FINNEY                                           Director
------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                Director
------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                President/Chief Operating Officer and Director
------------------------------------------
Joseph J. Gasper

HENRY S. HOLLOWAY                                    Chairman of the Board and Director
------------------------------------------
Henry S. Holloway

                                              Chairman and Chief Executive Officer -- Nationwide
D. RICHARD MCFERSON                                   Insurance Enterprise and Director
------------------------------------------
D. Richard McFerson

DAVID O. MILLER                                          Director
------------------------------------------
David O. Miller

C. RAY NOECKER                                           Director
------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                              Executive Vice President-Chief Financial Officer
------------------------------------------
Robert A. Oakley

JAMES F. PATTERSON                                       Director                         By /s/ JOSEPH P. RATH
------------------------------------------                                       ------------------------------------------
James F. Patterson                                                                           Joseph P. Rath
                                                                                             Attorney-in-Fact
ARDEN L. SHISLER                                         Director
------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                        Director
------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                          Director
------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                          Director
------------------------------------------




Harold W. Weihl

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, various Registration Statements and amendments thereto for the registration under said Act of Individual Deferred Variable Annuity Contracts in connection with the MFS Variable Account, Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Multi-Flex Variable Account and Nationwide Variable Account-8; and the registration of fixed interest rate options subject to a market value adjustment offered under some or all of the aforementioned individual Variable Annuity Contracts in connection with the Nationwide Multiple Maturity Separate Account, and the registration of Group Flexible Fund Retirement Contracts in connection with the Nationwide DC Variable Account, Nationwide DCVA-II, and the NACo Variable Account; and the registration of Group Common Stock Variable Annuity Contracts in connection with Separate Account No. 1; and the registration of variable life insurance policies in connection with the Nationwide VLI Separate Account, Nationwide
VLI Separate Account-2 and Nationwide VLI Separate Account-3 of Nationwide Life Insurance Company, hereby constitutes and appoints D. Richard McFerson, Joseph
J. Gasper, Gordon E. McCutchan, W. Sidney Druen, and Joseph P. Rath, and each of them with power to act without the others, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

        IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 9th day of August, 1996.


-------------------------------------    -------------------------------------
Lewis J. Alphin, Director                David O. Miller, Director


-------------------------------------    -------------------------------------
Keith W. Eckel, Director                 C. Ray Noecker, Director


-------------------------------------    -------------------------------------
Willard J. Engel, Director               Robert A. Oakley, Executive Vice
                                         President and Chief Financial Officer

-------------------------------------
Fred C. Finney, Director                 -------------------------------------
                                         James F. Patterson, Director

-------------------------------------
Charles F. Fuellgraf, Jr., Director      -------------------------------------
                                         Arden L. Shisler, Director

-------------------------------------
Joseph J. Gasper, President and Chief    -------------------------------------
Operating Officer and Director           Robert L. Stewart, Director


-------------------------------------    -------------------------------------
Henry S. Holloway, Chairman of the       Nancy C. Thomas, Director
Board, Director

                                         -------------------------------------
-------------------------------------    Harold W. Weihl, Director
D. Richard McFerson, Chairman and
Chief Executive Officer-Nationwide
Insurance Enterprise and Director